Municipal Mortgage & Equity, LLC 621 East Pratt Street Baltimore, Maryland 21201 T 443.263.2900 F 410.727.5387 www.MuniMae.com A MuniMae Company

July 19, 2006

Dear fellow shareholder:

     You are cordially invited to attend the annual meeting of shareholders to be held on September 5, 2006 at 9:00 a.m., EDT, at our Baltimore offices, which are located at the Pier IV Building, 621 East Pratt Street, Suite 300, Baltimore, Maryland 21202.

     At the meeting, you will be asked to elect four persons to the Board of Directors to serve for three year terms and to approve certain amendments to the company’s 2004 and 2001 Share Incentive Plans.

     Your participation in this meeting, either in person or by proxy, is important. Even if you plan to attend the meeting, please promptly vote the enclosed proxy through the internet, by telephone or by mail. At the meeting, if you desire to vote in person, you may withdraw your proxy.

     I look forward to seeing you at the meeting in September.

Sincerely, Mark K. Joseph Chairman of the Board

MUNICIPAL MORTGAGE & EQUITY, LLC
Pier IV Building
621 East Pratt Street, Suite 300
Baltimore, Maryland 21202

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NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
____________________________________

To the Holders of Common Shares:

     Notice is hereby given that the annual meeting of shareholders of Municipal Mortgage & Equity, LLC will be held on Tuesday, the 5th day of September, 2006, at 9:00 a.m., EDT, at the company’s Baltimore offices, which are located at the Pier IV Building, 621 East Pratt Street, Suite 300, Baltimore, Maryland 21202 for the following purposes:

  To elect four directors for terms of three years.

  To approve an amendment and restatement of the company’s 2004 Share Incentive Plan in order to eliminate certain sub-limits on specified award types contained therein.

  To approve an amendment and restatement of the company’s 2001 Share Incentive Plan in order to eliminate certain sub-limits on specified award types contained therein and to make certain amendments to conform the 2001 Share Incentive Plan to the 2004 Share Incentive Plan.

  To transact such other business as may properly come before the meeting or at any adjournment or postponements thereof.

     Any of the foregoing may be considered or acted upon at the first session of the meeting or at any adjournment or postponements thereof.

     Holders of common shares of record on the books of the company at the close of business on July 7, 2006, will be entitled to vote on all matters which may come before the meeting or any adjournment or postponements thereof.

     Holders of common shares are requested, regardless of the number of shares owned, to either vote the enclosed proxy through the internet or by telephone or sign and date the proxy and mail it promptly in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you plan to attend the meeting in person you may withdraw your proxy and vote at the meeting.

Stephen A. Goldberg
General Counsel and Secretary

Baltimore, Maryland
July 19, 2006

MUNICIPAL MORTGAGE & EQUITY, LLC
Pier IV Building
621 East Pratt Street, Suite 300
Baltimore, Maryland 21202

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PROXY STATEMENT
__________________________________

ANNUAL MEETING OF SHAREHOLDERS
September 5, 2006

     This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Municipal Mortgage & Equity, LLC, a Delaware limited liability company, of proxies to be voted at our annual meeting of shareholders to be held on Tuesday, the 5th day of September, 2006, and at any and all adjournments of the meeting.

     A form of proxy is enclosed for execution by holders of our common shares. The proxy reflects the number of shares registered in a holder’s name. Any holder giving a proxy has the right to revoke it at any time before the proxy is exercised by written notice to the company’s Secretary, by duly executing a proxy bearing a later date or by voting in person at the meeting.

     A copy of our annual report for the year ended December 31, 2005, has been mailed or made available electronically to each shareholder of record on the record date for the meeting. You are urged to read the entire annual report.

     The entire cost of this solicitation of proxies will be borne by us. Solicitation, commencing on or about July 19, 2006, will be made by use of the mails, telephone and fax, by our regular employees without additional compensation. We will request brokers or other persons holding common shares in their names, or in the names of their nominees, to forward proxy material to the beneficial owners of common shares or request authority for the execution of the proxies and will reimburse those brokers or other persons for their expense in so doing.

     The record date for the determination of holders of our common shares entitled to vote at the meeting and at any adjournment or postponement thereof is July 7, 2006. The share transfer books will not be closed. As of the record date, there were 38,428,598 common shares outstanding, excluding common shares held by us as of such date. A majority of the common shares outstanding must be present in person or by proxy in order to constitute a quorum. Holders of common shares will be entitled to one vote per share on all matters presented to the meeting.

     It is important that proxies be returned promptly. Therefore, you are requested, regardless of the number of shares that you own, to either vote the enclosed proxy through the internet or by telephone or sign and date the proxy and mail it promptly in the enclosed envelope, to which no postage need be affixed if mailed in the United States. If you plan to attend the meeting in person you may withdraw your proxy and vote at the meeting.

     If you are a holder of record and plan to attend the annual meeting, please indicate this on the enclosed proxy when you vote. When you arrive at the annual meeting, you will be asked to present photo identification, such as a driver’s license. If you are a beneficial owner of common shares held by a broker, bank, or other nominee, you will need proof of ownership of your common shares (such as a recent brokerage statement or a letter from a bank or broker attesting to your ownership of common shares) in order to be admitted to the meeting.

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I. MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL 1—ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes with the directors in each class serving for a term of three years. The term of office of one class of directors expires each year in rotation so that one class is elected at each annual meeting for a full three-year term. The company’s Amended and Restated Certificate of Formation and Operating Agreement (our “operating agreement”) provides that the Board of Directors must have between five and 15 members. The number of directors is currently set at eleven. One director may be appointed by the “Special Shareholder,” as that term is defined in our operating agreement. The seat reserved for this director is currently vacant.

     In March 2005, Carl W. Stearn, one of our directors and the chairman of our audit committee passed away. On July 21, 2005, our Board of Directors unanimously appointed Ms. Barbara B. Lucas to the Board of Directors and the compensation committee effective as of August 1, 2005. Mark K. Joseph, the Chairman of our Board of Directors, and Michael L. Falcone, our Chief Executive Officer, President and a director, each recommended Ms. Lucas to the Board as a candidate.

     During 2005, the Board of Directors held one regular two-day meeting, five regular one day meetings and three special meetings. Each member of the Board of Directors attended more than 75% of the aggregate of the Board meetings and meetings held by all committees of the Board on which such director served during the periods that the director served.

     Unless otherwise specified, the persons named in the accompanying proxy intend to vote the shares represented by proxies for the election of Messrs. Falcone, Richard O. Berndt and Robert S. Hillman and Ms. Lucas, all of whom are current members of the Board of Directors, to hold office until the annual meeting to be held in 2009. Of the Board members standing for election, Mr. Falcone is an officer of the company.

     In order to be elected, directors must receive a vote of more than 50% in interest of the common shares voted on the matter, at a meeting at which a quorum is present. If you hold your shares in a bank or brokerage account you should be aware that if you fail to instruct your bank or broker how to vote within ten days of the shareholders meeting (a “broker non-vote”), the bank or broker is permitted to vote your shares in its discretion on your behalf on routine items. Banks and brokers generally cast their votes on routine items in support of management in the absence of instructions from their clients. Thus if you wish to withhold your vote from management’s slate of directors, considered a routine matter on which banks and brokers are permitted to vote, you should complete and return your voting instruction form before August 22, 2006.

     Although we know of no reason why any of the nominees would not be able to serve, if any nominee is unavailable for election, the proxies would vote your common shares to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected, as permitted by our By-Laws.

Information about Nominees

     The name, age, principal occupation for the last five years, period of service as a director of the company and certain other directorships of each director are set forth below.

NOMINEES FOR DIRECTOR

Terms Expiring at the 2009 Annual Meeting
Class I

     Richard O. Berndt, 63, has been a director of the company since 1996. He is the Managing Partner of Gallagher Evelius & Jones LLP, a law firm engaged in the general practice of law. Mr. Berndt has been a partner in that firm since 1972. In addition, Mr. Berndt has been a director of Mercantile-Safe Deposit and Trust Company since 1976 and a director of Mercantile Bankshares Corporation (“Mercantile”), a regional multi-bank holding company, since 1978. He is the chair of Mercantile’s employee benefits committee and a member of Mercantile’s executive committee. Mr. Berndt also serves on the boards of directors of Baltimore Equitable Insurance, Inc., a mutual insurance company, Enterprise Community Investment, Inc., Mercy Health Services, Inc. and Johns Hopkins Medicine.

     Michael L. Falcone, 44, has been a director of the company since 1999, and Chief Executive Officer and President of the company since January 1, 2005. Prior to his appointment as the company’s Chief Executive Officer, he had served as Chief Operating Officer since 1997. Prior to joining the company, he was a senior vice president of Shelter Development Corporation, where he was employed from 1983 to 1996. Mr. Falcone serves on the boards of directors of the National Multi-Family Housing Council, the Baltimore Development Corporation, the Greater Baltimore Alliance and the McDonogh School.

     Robert S. Hillman, 67, has been a director of the company since 1996, and a director and President of H&V Publishing, Inc., a publishing company, since 1998. Prior to his position at H&V Publishing, Inc., Mr. Hillman was a member of the law firm of Whiteford, Taylor and Preston, LLP, then a 135-attorney firm, from 1987 to 2000. Formerly the executive partner of the firm, Mr. Hillman has extensive experience in municipal finance, real estate, labor, and employment law. He is also Chairman Emeritus of the Babe Ruth Museum and trustee of the Enoch Pratt Free Library.

     Barbara B. Lucas, 60, was appointed as a director effective August 1, 2005. Ms. Lucas was formerly Senior Vice President—Public Affairs and Corporate Secretary of The Black & Decker Corporation, a manufacturer and marketer of power tools and accessories, hardware and home improvement products, and technology- based fastening systems, and served on Black & Decker’s Management Committee until May 2006. Ms. Lucas was elected Senior Vice President of Black & Decker in December 1996 after having served as Vice President - Public Affairs since beginning her career with Black & Decker in July 1985. She has been Corporate Secretary and head of Public Affairs since joining the company. Ms. Lucas is a director of Provident Bankshares Corporation (“Provident”), a commercial bank holding company, where she chairs the Compensation Committee. Ms. Lucas is a member of the American Society of Corporate Secretaries, where she formerly served as president of the Mid-Atlantic Regional Chapter and as a national director.

The Board of Directors unanimously recommends a vote FOR the election of these nominees as directors.

MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

Directors with Terms Expiring at the 2007 Annual Meeting
Class II

     Eddie C. Brown, 65, has been a director of the company since 2003. Mr. Brown is founder, president and a member of the board of directors of Brown Capital Management, Inc., an investment management firm, which manages money for institutions and wealthy individuals. Mr. Brown has served in this capacity since July 1983. Mr. Brown also serves on the boards of directors of Mercantile, the Greater Baltimore Committee and the East Baltimore Development Corporation, and is co-chairman of Reason to Believe.

     Douglas A. McGregor, 64, has been a director of the company since 1999. In 2002, Mr. McGregor retired as Vice Chairman and Chief Operating Officer of The Rouse Company, formerly a real estate development and management company, a position he held since 1998. Mr. McGregor had been with The Rouse Company since 1972. Mr. McGregor has extensive experience in real estate development and management. Mr. McGregor is a trustee of the Garrison Forest School.

     Fred N. Pratt, Jr., 61, has been a director of the company since July 2003. Mr. Pratt co-founded the Boston Financial Group (“Boston Financial”), formerly a leading real estate investment manager, operator, and service provider that managed $5.8 billion in real estate investments, that was acquired by Lend Lease Corporation Limited (“Lend Lease”), a leading international retail and residential property group, in 1999. Mr. Pratt served Lend Lease in several capacities including as chief executive officer of Lend Lease Real Estate Investments (U.S.) from April 2001 through February 2003. Mr. Pratt also is a member of the board of Benchmark Assisted Living, a senior housing provider, and is a member of the advisory boards of the Massachusetts Institute of Technology’s Center for Real Estate and Project Hope, a non-profit service agency dedicated to ending family homelessness.

Directors with Terms Expiring at the 2008 Annual Meeting
Class III

     Charles C. Baum, 64, has been a director of the company since 1996 and is the president of United Holdings Co., Inc. Mr. Baum had been the chief financial officer at United Holdings, a company that invests in real estate and securities, and its predecessors since 1973. Mr. Baum is also a member of the boards of directors of Gabelli Group Capital Partners, an investment advisory firm, and Shapiro, Robinson & Associates, a firm that represents professional athletes.

     Mark K. Joseph, 67, has been Chairman of the Board of the company since 1996. Prior to January 1, 2005, he also served as our Chief Executive Officer since 1996. He also served as the president and a director of the managing general partner of the SCA Tax-Exempt Fund Limited Partnership, the company’s predecessor, from 1986 through 1996. Mr. Joseph is founding chairman of the board of The Shelter Group, a real estate development and property management company. Mr. Joseph serves on the boards of directors of the Greater Baltimore Committee and Provident.

     Arthur S. Mehlman, 64, has been a member of the Board of Directors since 2004. Prior to his retirement in 2002, Mr. Mehlman served as a partner at KPMG, LLP, an independent registered public accounting firm, since 1972, in charge of KPMG’s audit practice for the Baltimore/Washington region. While at KPMG, Mr. Mehlman worked on a broad range of public company audit and compliance issues, and participated as client service or audit engagement partner on more than 60 offerings of debt and equity securities in the United States and Europe. Mr. Mehlman also serves on the boards of directors of the Legg Mason Family of Funds and The Royce Funds.

BOARD OF DIRECTORS MATTERS

Attendance at Annual Meetings

     Directors are encouraged, but are not required, to attend all annual and special meetings of our shareholders. Five directors attended our last annual shareholders meeting.

Correspondence with the Board

     Correspondence intended for the Board of Directors or any individual directors (including the company’s non-management directors) should be sent to our Secretary c/o Municipal Mortgage & Equity, LLC, at our Baltimore offices.

Director Compensation

Fees Paid to Non-Executive Directors

     Each non-executive director receives an annual retainer of $25,000, plus a fee of $1,000 for attendance at each Board and committee meeting. In addition, committee members receive an annual retainer of $2,500 and committee chairs receive an additional retainer of $5,000. Directors have the option to receive these fees in cash, common shares, restricted shares or deferred shares.

Non-Employee Directors’ Share Plans

     The company maintains a 2004 Non-Employee Directors’ Share Plan (the “2004 Directors’ Plan”) that provides for annual equity grants to non-employee directors. Each director is entitled to receive a restricted share award, valued at $12,000 (based on the closing price of our common shares on the trading day immediately preceding the date of grant), on the date of our annual meeting of shareholders. The restricted shares subject to this annual award fully vest on the earlier of the first anniversary of the date of grant or the date of our next annual meeting of shareholders.

Pursuant to the 2004 Directors’ Plan, each director has the option to elect to receive this annual award in the form of a deferred share award rather than a restricted share award. If a director chooses to receive deferred shares in payment of fees, the company will credit the directors’ deferred share account with deferred shares equal to the fees payable to the director (based on the closing price of our common shares on the trading day immediately preceding the payment date). Each director’s deferred share account is credited with distribution equivalents based on the distributions made on our common shares based on the balance in the director’s deferred share account (based on the closing price of our common shares on the distribution payment date).

     The 2004 Directors’ Plan also provides that each non-employee director, upon appointment to the Board of Directors, is entitled to receive an option to purchase 7,000 common shares, with an exercise price equal to the closing price of our common shares on the trading day immediately preceding the date of grant. Such options are exercisable for ten years and vest in three equal annual installments commencing on the earlier of (a) the first anniversary of the director’s appointment to the Board and (b) the date of the first annual meeting after the director’s appointment to the Board, and on each of the two succeeding anniversaries of such date.

     Under the 2004 Directors’ Plan, during 2005 (a) an option to purchase 7,000 common shares was granted to Ms. Lucas upon her appointment to the Board and (b) a total of 6,810 shares (in the form of restricted shares and deferred shares) were granted to directors as annual equity awards, in lieu of directors fees or as distribution equivalents on deferred share balances. The company also maintains a 1996 Non-Employee Directors’ Share Plan, a 1998 Non-Employee Directors’ Share Plan and a 2001 Non-Employee Directors’ Share Plan with substantially similar terms and limited capacity for additional equity grants to directors. During 2005, (a) a total of 8,323 shares (in the form of deferred shares and common shares) were granted to directors in lieu of directors fees and as distribution equivalents on deferred share balances under the 2001 Non-Employee Directors’ Share Plan, (b) a total of 6,017 deferred shares were granted to directors in lieu of directors fees and as distribution equivalents on deferred share balances under the 1998 Non-Employee Directors’ Share Plan and (c) no awards were made under the 1996 Non-Employee Directors’ Share Plan.

Plan Amendments

     Section 409A is a new section of the Internal Revenue Code of 1986, as amended (the “Code”), that deals specifically with nonqualified deferred compensation plans. It was created as part of the American Jobs Creation Act of 2004, which was passed by Congress and signed into law in October 2004. Section 409A generally applies to amounts deferred after December 31, 2004. In certain situations, Section 409A could require payment of an excise tax on deferred compensation received by grantees under deferred compensation plans.

     Management requested, and the Board approved, certain amendments to each of the directors’ share plans in order to ensure that the plans comply with recently adopted Section 409A of the Code and the related rules and regulations.

Director Independence

     The Board evaluates the independence of each director in accordance with applicable laws and regulations, the listing standards of the New York Stock Exchange (the “NYSE”) and the criteria set forth in the company’s Corporate Governance Guidelines which is available on our website located at www.munimae.com. These standards include evaluating material relationships with us, if any. Based on the recommendation of our Governance Committee, the Board of Directors has determined that all of the non-employee directors other than Mr. Berndt (Messrs. Baum, Brown, Hillman, McGregor, Mehlman and Pratt and Ms. Lucas) are independent as required by the federal securities laws and the rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”), by the listing standards of the NYSE and by our Corporate Governance Guidelines. The Board has also assessed the independence of the members of the Audit, Compensation and Governance Committees based on the Corporate Governance Guidelines and applicable federal securities laws, SEC rules and regulations and listing standards of the NYSE and has found all members of those committees to be independent.

Committees of the Board

     The Board has three principal committees: Audit, Compensation and Governance. The following describes for each committee its current membership, the number of meetings held during 2005 and each committee’s mission. All members of these committees are non-management directors and have been determined to be independent by the Board as discussed above under “—Director Independence.”

Audit Committee

     We have an Audit Committee of the Board of Directors which met eleven times during 2005. The Board has adopted and approved a written charter for the Audit Committee which is available on our website and in print at the request of any shareholder by mail to our Secretary c/o Municipal Mortgage & Equity, LLC, at our Baltimore offices. The Audit Committee charter was amended and restated effective as of September 8, 2005 after the annual review of the charter by the committee and is attached hereto as Appendix A. The Audit Committee meets the definition of an audit committee as set forth in Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The members of our Audit Committee are Messrs. Pratt (acting chairman), Baum, Brown, Hillman and Mehlman. Our Board of Directors has also determined that each of the members of our Audit Committee is financially literate and that Mr. Mehlman meets the Exchange Act definition of an “audit committee financial expert.”

     As described in its charter, the Audit Committee’s primary duties and responsibilities are to:

  Monitor the integrity of our financial reporting process and systems of internal controls;

  Monitor our compliance with legal and regulatory requirements;

  Monitor the independence, qualifications and performance of our independent public accountants and internal audit function;

  Cause to be prepared and approve the report set forth annually in our proxy statement (on p. 28 herein); and

  Provide an avenue of communication among the independent auditors, management, the internal audit department and the Board.

Compensation Committee

     We have a Compensation Committee of the Board of Directors, consisting of Messrs. Hillman (Chair), Baum and McGregor and Ms. Lucas, which met eight times during 2005. The Board has adopted and approved a written charter for the Compensation Committee which is available on our website and in print at the request of any shareholder by mail to our Secretary c/o Municipal Mortgage & Equity, LLC, at our Baltimore offices.

     As described in its charter, the Compensation Committee’s primary duties and responsibilities are to oversee the administration of the company’s compensation programs, review the compensation of executive officers and prepare the report on executive compensation required to be set forth annually in our proxy statement (on p. 12 herein).

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee has ever been an officer or employee of the company or any of its subsidiaries. No executive officer of the company served as a director or a member of the compensation committee of another company one of whose executive officers served on the company’s Compensation Committee or served as a director of the company during 2005.

Governance Committee

     We have a Governance Committee of the Board of Directors which met four times during 2005. The Board has adopted and approved a written charter for the Governance Committee which is available on our website and in print at the request of any shareholder by mail to our Secretary c/o Municipal Mortgage & Equity, LLC, at our Baltimore offices. The members of our Governance Committee are Messrs. McGregor (Chair), Baum and Hillman.

     As described in its charter, the Governance Committee’s primary duties and responsibilities are to identify individuals qualified to become members of the Board of Directors, to select, or recommend that the Board select, the director nominees for each annual meeting of the company’s shareholders, and to develop and recommend a set of corporate governance principles applicable to the company to the Board. In addition, the Governance Committee works together with senior management on long-term organizational development and planning efforts.

     In conjunction with the Governance Committee, the company has adopted the Corporate Governance Guidelines, that are available on our website and in print at the request of any shareholder by mail to our Secretary c/o Municipal Mortgage & Equity, LLC, at our Baltimore offices.

Director Nomination Process

     The Governance Committee generally identifies prospective board members based on both recommendations from the company’s directors and members of management. The Governance Committee has elected not to set minimum qualifications or specific qualities or skills that must be met by a recommended nominee for a position on our Board of Directors. Instead, the Governance Committee considers such factors as it deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of our other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.

     The Governance Committee is prepared to consider any nominations for election to our Board of Directors that may be made by any of our shareholders. The Governance Committee’s policy is to evaluate any director nomination received from a shareholder in the same manner in which it evaluates nominations from other sources. Shareholders who wish to recommend a prospective nominee to the Governance Committee for its consideration should send the name and qualifications of the prospective nominee sent to the Governance Committee c/o our Secretary, at our Baltimore offices.

     For any shareholder proposal relating to the nomination of a person to be elected to the Board of Directors, the shareholder must comply with the deadlines and delivery instructions described under “Shareholder Proposals” on page 30 of this proxy statement.

     Any such notice must set forth (a) as to each nominee for election or reelection as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (1) the name and address of such shareholder, as they appear in the company’s records, and of such beneficial owner and (2) the class and number of shares which are owned beneficially and of record by such shareholder and such beneficial owner.

Code of Ethics and Business Integrity

     The company has developed and adopted a Code of Ethics and Principles of Business Integrity that is applicable to all company employees and directors. The Code of Ethics and Principles of Business Integrity is available on our website and in print at the request of any shareholder by mail to our Secretary c/o Municipal Mortgage & Equity, LLC, at our Baltimore offices.

IDENTIFICATION OF EXECUTIVE OFFICERS

     Listed below are the executive officers of the company as of March 31, 2006.

     Michael L. Falcone, 44, has been a director of the company since 1999, and Chief Executive Officer and President of the company since January 1, 2005. Prior to his appointment as the company’s Chief Executive Officer, he served as our Chief Operating Officer since 1997. Prior to joining the company, he was a senior vice president of Shelter Development Corporation, where he was employed from 1983 to 1996. Mr. Falcone serves on the boards of directors of the National Multi-Family Housing Council, the Baltimore Development Corporation, the Greater Baltimore Alliance and the McDonogh School.

     Earl W. Cole, III, 53, is an Executive Vice President of the company responsible for the Corporate Credit and Portfolio Risk Management group, and has been an executive officer of the company since 2003. Mr. Cole joined the company’s predecessor, the SCA Tax-Exempt Fund Limited Partnership, in 1989 and has served in various leadership positions with the company since then. Mr. Cole participates in the company’s loan and investment committees and chairs its real estate investment committee. Prior to joining the company, Mr. Cole worked for the U.S. Department of Housing and Urban Development (“HUD”) for 13 years, where he held a number of positions involving HUD’s full range of activities, including loan origination and servicing and community planning and development.

     Frank G. Creamer, Jr., 59, is an Executive Vice President of the company and head of business development. Between 2000 and when he joined the company in 2004, Mr. Creamer headed marketing for the commercial credit group of Lend Lease while also managing a number of key client relationships within the financial institutions segment. In addition, he managed Lend Lease’s high yield debt programs. Until 2000, Mr. Creamer was an owner and principal of Creamer Vitale Wellsford, the successor firm to a real estate consulting company he founded in 1990. Previously, Mr. Creamer held various executive positions within Citicorp during an 18-year tenure. Mr. Creamer is a member of the Real Estate Roundtable, is an executive advisory committee member at the Simon School, University of Rochester, is an advisory committee member of Massachusetts Institute of Technology’s Center for Real Estate and is a council member for the Urban Land Institute.

     Melanie M. Lundquist, 43, is Executive Vice President and Chief Financial Officer of the company. Ms. Lundquist joined the company in March 2005 as Senior Vice President and Chief Accounting Officer prior to being appointed to her current position effective January 1, 2006. Prior to joining the company, Ms. Lundquist worked for The Rouse Company where she held numerous roles since 1991, the last of which was senior vice president and corporate controller. Ms. Lundquist started her career at KPMG LLP and was a senior manager when she left in 1991.

     Gary A. Mentesana, 42, has been an Executive Vice President of the company since July 2003. He is the head of the company’s Affordable Housing Group. Prior to his appointment as Executive Vice President, Mr. Mentesana served as the company’s Chief Capital Officer as well as the company’s Chief Financial Officer. Prior to his starting with the company’s predecessor, the SCA Tax-Exempt Fund Limited Partnership in 1988, Mr. Mentesana worked as a certified public accountant for Coopers and Lybrand.

     Jenny Netzer, 50, is an Executive Vice President of the company and is responsible for developing new products related to affordable housing and tax-advantaged investing. Ms. Netzer joined the company in July 2003 as a result of our acquisition of Lend Lease’s tax credit business and through December 2005 she led the business unit responsible for creating and managing investments in affordable housing tax credit properties for institutional investors. Ms. Netzer joined Lend Lease through its acquisition of Boston Financial in 1999 where she had been since 1987. At Boston Financial, Ms. Netzer led the housing tax credit business, new business initiatives and managed the firm’s asset management division. Prior to Boston Financial, Ms. Netzer was deputy budget director for the Commonwealth of Massachusetts where she was responsible for the Commonwealth’s health care and public pension program budgets. In addition, she was assistant controller at Yale University and a member of the Watertown Zoning Board of Appeals.

     Charles M. Pinckney, 48, is an Executive Vice President of the company and head of MMA Realty Capital (“MRC”) which houses the market rate investing activities of the company and has three distinct business groups; Agency Investing, Proprietary Capital, and Investment Management. Agency Investing includes the Federal National Mortgage Association, Federal Home Mortgage Loan Corporation and HUD mortgage banking operations for market rate multifamily housing. Proprietary Capital is the balance sheet investing activity for the company. The Investment Management business invests in all forms of commercial real estate on behalf of institution clients. Mr. Pinckney joined the company in 2000 when we purchased Whitehawk Capital, a business Mr. Pinckney co-founded and that was engaged in structured finance activities. Mr. Pinckney received his undergraduate degree from The Citadel and a master’s degree in business administration from Duke University’s Fuqua School of Business.

EXECUTIVE COMPENSATION

Summary Compensation Table

     Set forth below is information concerning the various forms of compensation of each person who was (1) our Chief Executive Officer at any time during 2005 and (2) at December 31, 2005, one of our four most highly compensated executive officers, other than the Chief Executive Officer (together, the “Named Executive Officers”).

					Long-Term
		Annual Compensation			Compensation Awards
				Other	Restricted	Securities
				Annual	Stock	Underlying
		Salary	Bonus	Compensation	Award(s)	Options/		All Other
Name and Principal Position	Year	($)	($) (1)	(2)	($)	SARs (#)		Compensation

Michael L. Falcone	2005	423,077	600,000	26,721	—	201,863	(3)	2,265	(4)
Chief Executive Officer	2004	362,500	525,000	22,498	—	—		2,265	(4)
and President	2003	312,813	378,125	18,183	—	—		2,265	(4)

Jenny Netzer (5)	2005	313,573	525,000	—	—	—		528	(6)
Executive Vice President	2004	291,278	499,997	—	199,997 (7)	—		88,345	(8)
	2003	132,955	1,106,666 (9)	—	—	—		252	(6)

Charles M. Pinckney	2005	286,539	160,000	15,336	—	124,224	(10)	23	(6)
Executive Vice President	2004	262,500	399,998	13,482	—	—		23	(6)
	2003	235,535	412,481	11,573	—	—		15	(6)

Gary A. Mentesana	2005	289,231	250,000	14,974	—	62,112	(11)	2,265	(12)
Executive Vice President	2004	270,000	300,000	16,178	—	—		2,264	(12)
	2003	250,000	233,333	13,254	—	—		2,264	(12)

William S. Harrison (13)	2005	312,500	200,000	14,743	—	—		15	(6)
Chief Financial Officer	2004	287,500	374,998	15,700	—	—		15	(6)
and Executive Vice President	2003	255,625	233,330	11,349	—	—		15	(6)

____________________

(1)	Includes the aggregate dollar value of bonus compensation received by such person including cash and deferred shares, as applicable.
(2)	The amounts indicated for each person are reimbursements during the fiscal year for the payment of taxes.
(3)

Represents options granted during 2006 as bonus compensation earned in 2005 to purchase 201,863 common shares at an exercise price of $26.50 per common share vesting in four equal installments on April 7, 2006 and each of February 1, 2007, 2008 and 2009.

(4)

The amounts indicated include (a) $15 in each year for the dollar value of term life insurance premiums paid by the company and (b) $2,250 in each year in guaranteed company matching contributions to Mr. Falcone’s retirement plan.

(5)	Ms. Netzer became an employee of the company on July 1, 2003.
(6)	Represents the dollar value of term life insurance premiums paid by the company.
(7)

Ms. Netzer held an aggregate of 5,929 restricted shares as of December 31, 2005, with a value of $153,146 based on the closing price for the company’s common shares on December 30, 2005, of which 1,976 vested on February 1, 2006 and 1,976 and 1,977 will vest on each of February 1, 2007 and 2008. Ms. Netzer is entitled to receive distributions with respect to all of the restricted shares payable at the same rate as distributions on our common shares.

(8)

Represents (a) $504 as the dollar value of term life insurance premiums paid by the company and (b) $87,841 as settlement of long-term incentive plan payments due to Ms. Netzer under Lend Lease’s long-term incentive plan and paid by us in July 2004 as provided by her employment agreement dated as of July 1, 2003.

(9)	Includes a deferred share award in an amount equal to $600,004, payable in four equal annual installments, granted to Ms. Netzer at the time that she entered into her employment agreement.
(10)

Represents options granted during 2006 as bonus compensation earned in 2005 to purchase 124,224 common shares at an exercise price of $26.50 per common share vesting in four equal installments on April 7, 2006 and each of February 1, 2007, 2008 and 2009.

(11)

Represents options granted during 2006 as bonus compensation earned in 2005 to purchase 62,112 common shares at an exercise price of $26.50 per common share vesting in four equal installments on April 7, 2006 and each of February 1, 2007, 2008 and 2009.

(12)

The amounts indicated include (a) $15, $14 and $14 in 2005, 2004 and 2003, respectively, for the dollar value of insurance premiums paid by the company and (b) $2,250 in each year in guaranteed company matching contributions to Mr. Mentesana’s retirement plan.

(13)	Mr. Harrison resigned effective January 1, 2006.

Options/SAR Grants in Last Fiscal Year

	Number of	% of Total
	Securities	Options/SARs	Exercise
	Underlying	Granted to	or Base		Grant Date
	Options/SARs	Employees in	Price	Expiration	Present
Name	Granted (#)	Fiscal Year	($/Sh)	Date	Value (1)

Michael L. Falcone	201,863	37.1%	26.50	April 7, 2016	$325,000	(2)
Charles M. Pinckney	124,224	22.9%	26.50	April 7, 2016	$200,000	(3)
Gary A. Mentesana	62,112	11.4%	26.50	April 7, 2016	$100,000	(4)
____________________

(1)

A binomial lattice option pricing model was used to estimate the grant date present value of these options. The estimated values of these options were determined using the following assumptions: a volatility of 12.27%, a historic average dividend yield of 7.50%, a risk-free rate of return of 4.67% and an implied expected life of 5.75 years. The estimated values do not reflect any adjustments for risk of forfeiture or restrictions on transferability. There is no assurance that the value realized by an executive, if any, will be at or near the value estimated by the binomial lattice model.

(2)	Represents options granted during 2006 as bonus compensation earned in 2005. See footnote (3) to the “Summary Compensation Table.”

(3)	Represents options granted during 2006 as bonus compensation earned in 2005. See footnote (10) to the “Summary Compensation Table.”

(4)	Represents options granted during 2006 as bonus compensation earned in 2005. See footnote (11) to the “Summary Compensation Table.”

Aggregated Option Exercises in 2005 and Year-End Option Values

     The following table sets forth: (1) the total number of unexercised options held at the end of fiscal year 2005 and (2) the aggregate dollar value of in-the-money unexercised options held at the end of fiscal year 2005, for the Named Executive Officers who held options to purchase common shares during the fiscal year ended December 31, 2005.

			Number of unexercised		Value of unexercised in-the-
			options held on		money options at
			December 31, 2005 (#)		December 31, 2005 ($)(1)
Shares
	acquired on	Value
Name	exercise (#)	realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

Michael L. Falcone	25,500	215,898	45,362	—	406,217	—
Gary A. Mentesana	—	—	29,431	—	263,555	—
____________________

(1)

Value of unexercised “in-the-money” options is the difference between the closing price of the shares on December 31, 2005 ($25.83 per common share) and the exercise price of the option ($16.875 per common share, in each case), multiplied by the number of shares subject to the option. Options are only “in-the-money” if the fair market value of the underlying security exceeds the price of the option.

Employment Agreements

Mr. Falcone

Term

     Mr. Falcone is party to an employment agreement with MMA Financial, Inc. (“MMA Financial” referred to in this section together with the company as “we,” “us” and “our,” as applicable), our wholly-owned subsidiary, dated as of January 1, 2005. Pursuant to this agreement, Mr. Falcone has agreed to serve as our Chief Executive Officer and President for a three-year term ending on December 31, 2007. The agreement provides for automatic one-year renewals, unless proper notice is given before the end of the initial term or any renewal period.

Base Salary and Incentive Compensation

     The agreement provides for an initial annual base salary of $425,000 for Mr. Falcone during 2005, which amount increases by 5% per year for each subsequent year. The agreement provides that Mr. Falcone is also eligible to receive: (a) annual incentive compensation, payable in cash, of up to $467,500 per year, depending upon satisfaction of certain individual and company performance objectives and (b) additional long-term compensation, payable one-third in options to purchase the company’s common shares and two-thirds in restricted shares, of up to $385,000 per year depending upon satisfaction of certain company performance objectives. Any additional increases in base salary and the performance objectives used to determine the amount of Mr. Falcone’s incentive compensation will be determined by the Compensation Committee.

     The value of any restricted shares granted to Mr. Falcone as long-term incentive compensation will be the closing price of the company’s shares on January 1 of the year after the year for which the incentive compensation is awarded. One-fourth of the restricted shares will be vested at the time annual bonuses are paid for that fiscal year to the company’s other executive officers and one-fourth of each grant of restricted shares will vest on each anniversary of the initial vesting date. The exercise price of any options granted to Mr. Falcone as incentive compensation will be the fair market value of the company’s shares on the date of grant and any unexercised options will expire ten years after the date of grant.

Payments on Termination or a Change in Control

     We may terminate our employment agreement with Mr. Falcone for “cause,” which includes Mr. Falcone’s gross negligence, intentional misconduct, conviction of a serious crime, breach of certain non-competition restrictions or breach of the duty of loyalty. “Cause” also includes certain failures by Mr. Falcone to perform his duties under the employment agreement. If we terminate the agreement for cause, Mr. Falcone will receive his base salary up through the date of termination plus a proportionate share of the incentive compensation Mr. Falcone would have earned for that year, assuming, without testing, that specified performance objectives have been met. If we terminate the agreement without cause or if Mr. Falcone terminates the agreement for good reason (which includes reduction of compensation and diminution of duties) or becomes disabled, Mr. Falcone is entitled to receive his base salary through the date of termination plus a proportionate share of the incentive compensation he would have earned for that year. Upon termination of the agreement without cause, by Mr. Falcone for good reason, or upon Mr. Falcone’s death or disability, all awards granted under the company’s share incentive plans will become fully vested.

     We will make severance payments equal to the greater of (a) 24 months’ base salary plus the incentive compensation Mr. Falcone would have earned, assuming, without testing, that specified performance objectives have been met or (b) the total base salary Mr. Falcone would have received during the remaining term of the agreement if we terminate Mr. Falcone without cause; Mr. Falcone terminates the agreement for good reason or Mr. Falcone becomes disabled. The agreement provides for a death benefit equal to two years’ base salary in the event of Mr. Falcone’s death.

     If Mr. Falcone’s employment agreement is terminated by us without cause, by him for good reason or not renewed at the expiration of the agreement within 18 months of a “change in control” of the company (as defined in his agreement), Mr. Falcone will receive severance payments equal to three years’ base salary plus three times the maximum incentive compensation Mr. Falcone would have been eligible to receive (regardless of satisfaction of performance objectives), and any equity awards granted under the company’s share incentive plans will become fully vested. As defined in his agreement, a “change of control” means the acquisition of voting control of us by any one or more persons or entities who are directly, or indirectly through one or more intermediaries, under common control, or who are related to each other within the meaning of Sections 267 and 707(b) of the Code.

Other Provisions

     For a twelve-month period following termination of employment, Mr. Falcone has agreed not to compete with the company or divulge confidential company information.

     The agreement requires us to indemnify Mr. Falcone from any and all liability for his acts or omissions performed in the course of his employment, provided that such acts or omissions do not constitute (a) criminal conduct, (b) willful misconduct or (c) a fraud upon, or a breach of his duty of loyalty to, the company.

Other Executive Officers

     Ms. Netzer has an employment agreement with us dated as of July 1, 2003, with a term of 42 months, ending on December 31, 2006, which will automatically renew for successive one-year periods unless proper notice is given before the end of the initial term or any renewal period. Because Ms. Netzer’s role with the company has changed as part of our reorganization efforts, we are currently in the process of negotiating a new agreement with her. Ms. Netzer’s agreement provides for an initial base salary of $275,000, which increased by $25,000 on July 1, 2004, 2005 and 2006. Each fiscal year, Ms. Netzer is eligible to receive incentive compensation of up to 100% of her annual base salary, depending on the satisfaction of performance objectives relating to the company, the company’s low-income housing tax credit business and Ms. Netzer’s individual performance, plus up to an additional $200,000 in the event of superior performance by the company’s low-income housing tax credit business. Any additional increases in base salary and the performance objectives used to determine the amount of Ms. Netzer’s incentive compensation will be recommended by our chief executive officer or chief operating officer and approved by the Compensation Committee. Incentive compensation may take the form of cash or common shares granted pursuant to the company’s share incentive plans.

     If we terminate the agreement without “cause” (defined in substantially the same manner described above under “—Mr. Falcone–Payments on Termination or a Change in Control”) or if Ms. Netzer becomes disabled, in addition to her base salary through the date of termination, Ms. Netzer is entitled to receive a proportionate share of the incentive compensation that she would have earned for that year. Upon a termination of the agreement by us without cause, by Ms. Netzer for “good reason” (which includes reduction of compensation and diminution of duties) or upon Ms. Netzer’s disability, any outstanding equity awards will become fully vested and we will make severance payments equal to the greater of twelve months’ base salary or the total base salary Ms. Netzer would have received during the remaining term of the agreement. If Ms. Netzer’s employment agreement is terminated within 18 months of a “change in control” (defined in the same manner described above under “—Mr. Falcone–Payments on Termination or a Change in Control”), the amount of the severance payments increases to two years’ base salary. The agreement also provides a death benefit equal to two years’ base salary and full vesting of any outstanding equity awards.

     For a twelve-month period following termination of her employment, Ms. Netzer has agreed not to compete with us or divulge confidential company information. We must indemnify Ms. Netzer from any and all liability for acts or omissions performed in the course of her employment, provided that such acts or omissions do not constitute (a) criminal conduct, (b) willful misconduct or (c) a fraud upon, or a breach of her duty of loyalty to, the company.

     Each of Mr. Mentesana and Pinckney has an employment agreement with us effective as of January 1, 2006, with a term of three years, ending on December 31, 2008. Each agreement provides for an initial base salary of $325,000, which will increase by $15,000 on each of January 1, 2007 and 2008. Each of the agreements also provides for incentive compensation of up to $575,000, $610,000 and $645,000 for our 2006, 2007 and 2008 fiscal years, respectively, depending on satisfaction of certain company performance objectives. Incentive compensation for Messers. Mentesana and Pinckney may take the form of cash and equity or equity-based awards.

     We may terminate our agreement with Mr. Mentesana or Mr. Pinckney for “cause” (defined in substantially the same manner described above under “—Mr. Falcone–Payments on Termination or a Change in Control”), in which case the executive shall receive only his base compensation and benefits through the date of termination. We may also terminate our agreement with Mr. Mentesana or Mr. Pinckney for “unsatisfactory job performance,” if the executive fails to achieve stated goals or the executive’s performance is materially below our expectations. If we terminate our agreement with Mr. Mentesana or Mr. Pinckney for unsatisfactory job performance, in addition to his base salary through the date of termination, the executive is entitled to severance payments equal to twelve months’ base salary.

     If we terminate our employment agreement with Mr. Mentesana or Mr. Pinckney without cause or unsatisfactory job performance, if Mr. Mentesana or Mr. Pinckney terminates his agreement for “good reason” (which includes reduction of compensation and diminution of duties and, with respect to Mr. Pinckney, a requirement that he relocate his principal office more than fifty miles from Tampa Bay, Florida) or if Mr. Mentesana or Mr. Pinckney becomes disabled, in addition to his base salary through the date of termination, the executive is entitled to receive a proportionate share of the incentive compensation that he would have earned for that year and severance payments equal to the greater of twelve months’ base salary or the total base salary he would have received during the remaining term of the agreement. If our agreement with Mr. Mentesana or Mr. Pinckney is terminated by us without cause or by the executive for good reason within 18 months of a “change in control” (as defined below), the amount of the severance payments increases to three years’ base salary plus three years of the maximum incentive compensation the executive would have been entitled to receive (regardless of satisfaction of performance objectives). “Change in control” includes certain mergers, consolidations, recapitalizations, and sales of substantially all of our assets, a person or group of persons (other than members of our senior management) acquiring, directly or indirectly, more than 50% of the combined voting power of our outstanding voting securities and certain changes in the composition of our board of directors.

     The agreements also provide for a death benefit equal to twenty-four months’ base salary in the event of the executive’s death. Upon termination of our employment agreement with Mr. Mentesana or Mr. Pinckney by us without cause or unsatisfactory job performance, by the executive for “good reason,” upon the executive’s death or disability or upon the expiration without renewal of the agreement with in 18 months of a change in control, any outstanding equity awards will become fully vested.

     Messrs. Mentesana and Pinckney have each agreed, for a twelve-month period following termination of his employment, not to compete with us or divulge confidential company information. Our agreements with Messrs. Mentesana and Pinckney require us to indemnify the executive from any and all liability for acts or omissions of the executive performed in the course of the executive’s employment, provided that such acts or omissions do not constitute (a) criminal conduct, (b) willful misconduct or (c) a fraud upon, or a breach of the executive’s duty of loyalty to, the company.

Mr. Harrison

     On January 4, 2006, we entered into a Release and Waiver Agreement with Mr. Harrison (the “severance agreement”), who served as our Chief Financial Officer until his resignation, effective on January 1, 2006. The severance agreement provides for a lump-sum cash severance payment of $485,000, which was paid in January 2006, and a bonus for Mr. Harrison’s 2005 performance, that was set at $200,000 and paid in accordance with the company's regular practices for executive bonuses. In consideration of the severance payment, Mr. Harrison agreed (a) to a limited non-compete provision, (b) not to divulge confidential company information and (c) to release and discharge us and our affiliates from any and all past or present claims, including certain specified types of employment-related claims. Mr. Harrison continues to provide consulting services to us.

Report of the Compensation Committee of the Board of Directors

     The Compensation Committee (the “committee”) of the Board of Directors of Municipal Mortgage & Equity, LLC (the “company”) uses the recommendations of a historical study conducted by an independent consultant in 2001 and 1999 (the “compensation studies”) to assist in the determination of executive compensation. The consultant’s recommendations were based on survey data prepared by nationally recognized real estate compensation consultants. Using these compensation studies, each executive officer position was benchmarked against its own unique peer group, depending upon the roles and responsibilities of the position. The consultants established custom peer groups from two categories of companies: multifamily real estate investment trusts (“REITs”) and specialty finance and investment companies. The compensation of the Chief Executive Officer of the company was compared to the compensation for chief executive officers of various REITs and finance companies, while the compensation of the other company executives was compared to the compensation of persons with equivalent responsibilities with specialty finance and investment companies. The committee continues to use the results of these compensation studies, but it has engaged a compensation consultant to review and update the company’s compensation structure.

     Compensation for the company’s executive officers is comprised of base salary, annual cash incentive compensation, long-term incentive compensation (in the form of share options and deferred shares), and various benefits, including medical and life insurance plans, generally available to all company employees.

Base Salary for Executive Officers

     The company generally establishes base salaries for executive officers, and the committee establishes the base salary for the Chief Executive Officer, at amounts that fall at or below the historical market median. This conservative position has allowed the company and the committee to create long-term incentive opportunities that are at or somewhat above average. The company and the committee provide for individual adjustments to base salary for changes in the market, expansion of job responsibilities and/or the executive’s contribution to the financial success of the company. Annual cash compensation (including base salary and bonus) for all other officers is currently within the competitive ranges of the company’s peer groups. The company and the committee have reviewed and will continue to periodically review the benchmark salary ranges to maintain continued market competitiveness.

Annual Incentive Compensation for Executive Officers

     The company’s annual incentive compensation policy is designed to provide incentives to executive officers based on the achievement of qualifying operating profit goals. The committee awards annual bonuses to officers other than the Chief Executive Officer based on his recommendation, which takes into consideration both individual and business unit performance. The annual bonus for the Chief Executive Officer is determined solely by the committee.

     The committee has established three performance ranges (threshold, target, and superior) that are used to determine the level of bonus awards for executive officers. The “threshold” performance range indicates solid achievement that falls short of budget expectations. The “target” performance range indicates par achievement with the business plan and internal budget goals. The “superior” performance range indicates exceptional achievement toward realizing the long-term objectives of the company significantly in excess budget expectations. Determination of whether the company has reached the threshold, target or superior range is based exclusively on the amount of cash available for distribution (“CAD”), taking into account the payment of all bonuses. The company’s annual incentive compensation policy provides for incentive ranges as a percentage of base salary to determine annual bonuses within each performance range.

Compensation of the Chief Executive Officer

     Mr. Falcone’s base salary is prescribed by the terms of his employment agreement as described above under “—Employment Agreements”. In determining Mr. Falcone’s incentive compensation for the year ended December 31, 2005, the committee evaluated Mr. Falcone’s individual performance as well as the company’s overall CAD performance for the year, in accordance with the terms of his employment agreement, and benchmarked his total compensation against a peer group of companies identified in the compensation studies.

     Pursuant to his employment agreement, Mr. Falcone is entitled to receive incentive compensation consisting of two components: an annual incentive component and a long-term incentive component. The annual incentive component is payable within a pre-set range (set forth in Mr. Falcone’s employment agreement) with 20% of such award based on achievement of goals set by the committee and 80% of such award based on the company’s CAD performance level. The long-term incentive component is also payable within a pre-set range (set forth in Mr. Falcone’s employment agreement) based entirely on the company’s CAD performance level. For the year ended December 31, 2005, the company’s CAD performance was in the target performance range, and the committee determined that Mr. Falcone either met or exceeded all of his individual goals. Based on these considerations, the committee set Mr. Falcone’s incentive compensation at the level prescribed for superior performance. A restatement of certain of the company’s historical financial statements (discussed in detail in the company’s annual report on Form 10-K for the year ended December 31, 2005), completed after the committee’s determination of Mr. Falcone’s compensation, had no effect on the calculation of CAD.

RESPECTFULLY SUBMITTED,

COMPENSATION COMMITTEE

Mr. Robert S. Hillman, Chairman
Mr. Charles C. Baum
Ms. Barbara B. Lucas
Mr. Douglas A. McGregor

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Ownership of Common Shares by Directors and Officers

     The following table shows information with respect to the number of common shares beneficially owned by each of the Named Executive Officers, each director, each nominee for director and our directors and Named Executive Officers as a group as of July 7, 2006. The shares reported as beneficially owned include all shares deemed to be “beneficially owned” by such persons pursuant to Section 13(d) of the Exchange Act. The address for each person listed in the table below is c/o Municipal Mortgage & Equity, LLC, Pier IV Building, 621 E. Pratt Street, Baltimore, MD 21202. Unless otherwise indicated, each shareholder has sole voting and investment power with respect to the shares beneficially owned. Percent of class is based on 38,271,755 common shares outstanding as of July 7, 2006, excluding common shares held by us as of such date and the balances in our directors’ deferred share accounts and including common shares deemed to be beneficially owned pursuant to Rule 13d-3(d)(1) of the Exchange Act. Options included as beneficially owned include options exercisable within 60 days of May 7, 2006.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership		Percent of Class

Mark K. Joseph, Chairman of the Board	1,063,688	(1)	2.78%
Michael L. Falcone, Chief Executive Officer, President
and Director	246,064	(2)	*
Charles C. Baum, Director	39,000	(3)	*
Richard O. Berndt, Director	34,547	(4)	*
Eddie C. Brown, Director	12,000	(5)	*
Robert S. Hillman, Director	32,700	(6)	*
Barbara B. Lucas, Director	1,000		*
Douglas A. McGregor, Director	62,500	(7)	*
Arthur S. Mehlman, Director	5,720	(8)	*
Fred N. Pratt, Jr., Director	7,000	(9)	*
William S. Harrison, Chief Financial Officer and	12,193		*
Executive Vice President (10)
Gary A. Mentesana, Executive Vice President	110,931	(11)	*
Jenny Netzer, Executive Vice President	37,479		*
Charles M. Pinckney, Executive Vice President	51,436	(12)	*
All directors and Named Executive Officers	1,716,258	(13)	4.48%
____________________

(1)

Includes: (a) 312,377 common shares held directly by Mr. Joseph and (b) 754,674 common shares held indirectly by Mr. Joseph as follows: (i) 277,982 common shares held by SCA Associates 95-II Limited Partnership, (ii) 203,140 common shares held by SCA Associates 86-II Limited Partnership, (iii) 187,466 common shares held by The Shelter Policy Institute I, Inc., (iv) 50,786 common shares held by SDC Associates Limited Partnership, (v) 26,729 common shares held by Shelter Development Holdings, Inc., (vi) 5,084 common shares held by SCA Custodial Co. Inc., (vii) 3,483 common shares held by MME I Corporation and (viii) 4 common shares held by MME II Corporation. Mr. Joseph disclaims beneficial ownership of these securities except to the extent of his pecuniary interest therein, and the inclusion of these shares herein shall not be deemed an admission of beneficial ownership of all of the reported shares for any purpose.

(2)

Includes: (a) 119,797 common shares held directly by Mr. Falcone, (b) 80,828 common shares subject to options and (c) common shares held by indirectly by Mr. Falcone as follows: (i) 26,741 common shares held by SCA Associates 95-II Limited Partnership, (ii) 6,094 common shares held by SCA Associates 86-II Limited Partnership, (iii) 12,026 common shares held by SDC Associates Limited Partnership and (iv) 578 common shares through the Michael and Beth Falcone Family Foundation.

(3)	Includes 25,000 common shares subject to options.

(4)	Includes 21,000 common shares subject to options.

(5)	Includes 12,000 common shares subject to options.

(6)	Includes 27,500 common shares subject to options.

(7)	Includes 22,500 common shares subject to options.

(8)	Represents (a) 570 common shares held directly by Mr. Mehlman, (b) 484 restricted shares and (c) 4,666 common shares subject to options.

(9)	Represents 7,000 common shares subject to options.

(10)	Mr. Harrison resigned effective January 1, 2006.

(11)

Includes: (a) 54,214 common shares held directly by Mr. Mentesana, (b) 44,959 common shares subject to options and (c) 11,758 common shares held by indirectly by Mr. Mentesana through SCA Associates 95-II Limited Partnership.

(12)	Includes 31,056 common shares subject to options.

(13)

Excludes common shares indirectly held by Messrs. Falcone and Mentesana (except 578 common shares held by Mr. Falcone through the Michael and Beth Falcone Family Foundation) since these common shares are presented in the number of common shares beneficially owned by Mr. Joseph.

Other Stock Ownership

     No person known to us owns beneficially more than 5% of our common shares based on our review of filings with the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Set forth below is information describing certain relationships and transactions that we have with certain of our directors, nominees for director and executive officers. In addition to the matters discussed in detail below, we may have other relationships or engage in other transactions with such persons that are not material and have not been described. All of such relationships and transactions are approved pursuant to the procedures described below under “—Review and Approval of Transactions With Related Persons.”

Certain Business Relationships

     Set forth below is information describing certain relationships that we have with certain of our directors and nominees for director:

Relationships Involving Certain of Our Directors

     Midland Multifamily Equity REIT. Michael L. Falcone, our Chief Executive Officer and President and a director, is a trustee for Midland Multifamily Equity REIT (“MMER”), an affiliate of ours that is a pooled investment vehicle owned by and comprised exclusively of a select group of institutional investors. MMER invests in income-producing real estate through limited partnership interests originated by us. To date, MMER has engaged in business transactions only with us. We earn fee income for investment management services provided to MMER. In addition, we receive origination fees for investments placed with MMER. We earned fees totaling $0.7 million from MMER for the year ended December 31, 2005. Mr. Falcone is not compensated for serving as a trustee of MMER.

     Midland Affordable Housing Group Trust. Mr. Falcone is a trustee of Midland Affordable Housing Group Trust (“MAHGT”), an affiliate of ours that is a pooled investment vehicle also owned by and comprised exclusively of a select group of institutional investors. MAHGT invests primarily in real estate backed debt investments originated by us. To date, MAHGT has engaged in business transactions only with us. We earn fee income from MAHGT for providing investment management services, originating MAHGT loans, and servicing individual MAHGT investments. We earn these fees on both MAHGT direct investments and investments funded through lines of credit backed by MAHGT assets. We earned fees totaling $0.9 million from MAHGT for the year ended December 31, 2005. Mr. Falcone is not compensated for serving as a trustee of MAHGT.

     We structure MAHGT’s debt investments in real estate projects as back-to-back borrowings in which we borrow from MAHGT and lend the proceeds to developers. Although we present these amounts as debt for financial reporting purposes, MAHGT bears the risk of loss on the underlying investments. These borrowings are non-recourse to us and are secured by a pledge to MAHGT of the debt investment made with MAHGT’s funds. For the year ended December 31, 2005, we were party to documents representing indebtedness to MAHGT in an aggregate amount of $140.2 million which represents 3.6% of our consolidated total assets as of that date. Under the terms of the loan documents and a participation agreement between us and MAHGT, the risk of loss on these loans resides with MAHGT and not us.

Relationships with Gallagher, Evelius & Jones LLP

     Richard O. Berndt, Esq., one of our directors, is the managing partner of the law firm Gallagher, Evelius & Jones LLP (“GEJ”). As of December 31, 2005, Mr. Berndt owned 5.7% of the equity of GEJ. GEJ provides legal services to us, some of which are provided as part of real estate transactions and are paid for by the borrowers and some of which are paid directly by us. Stephen A. Goldberg, a partner at GEJ, serves as our General Counsel. We pay GEJ directly for Mr. Goldberg’s legal services at his standard hourly rates, and Mr. Goldberg is eligible for an annual stock award but otherwise receives no compensation directly from us. For the year ended December 31, 2005, GEJ received $1.2 million in legal fees for borrower paid legal fees involving us and $3.7 million in legal fees paid directly by us. The fees paid directly by us represented 19.5% of GEJ’s total revenues for 2005, and we anticipate that we will transact an equal or greater amount of business with GEJ during 2006.

Relationships with the Shelter Group

     Mr. Joseph, through certain family holding companies, controls a 34.7% interest in The Shelter Group, LLC (the “Shelter Group”). The Shelter Group’s operations include acting as a developer of, and providing property management services primarily to, multifamily residential real estate projects. The Shelter Group provides management services for certain properties that serve as collateral for some of our tax-exempt bond investments, which included six properties during 2005. We paid the Shelter Group fees totaling approximately $0.7 million for property management services with respect to these properties during the year ended December 31, 2005, and we anticipate that we will transact an equal or greater amount of business with the Shelter Group during 2006.

     The real estate underlying one of our tax-exempt bonds is owned by a Shelter Group entity. As of December 31, 2005, our carrying amount (e.g., fair market value) for this bond totaled $10.7 million.

Transactions with Management and Others

     Set forth below is information describing transactions between us and our subsidiaries, on the one hand, and our directors, nominees for director, executive officers and their family members, on the other hand:

Transactions Involving the Shelter Group

     Tax Credit Equity Syndication Transactions. We act as a tax credit equity syndicator for investments in affordable housing projects sponsored by the Shelter Group. During 2005, our Tax Credit Equity segment closed two transactions with the Shelter Group. Total unfunded equity commitments for all projects sponsored by the Shelter Group were $7.8 million as of December 31, 2005. The Shelter Group receives development fees in connection with these transactions. We may engage in similar transactions during 2006. Consistent with company policy, Mr. Joseph has not participated, and will not participate, in the structuring or negotiation of these transactions. In accordance with our operating agreement, the disinterested members of our Board of Directors authorized the continued investment in and syndication of tax credit equity investments in affordable housing projects sponsored by the Shelter Group without the need for further Board approval and has approved and ratified all prior tax credit transactions with the Shelter Group.

     Shelter Group Revolving Loan Agreement. On February 28, 2005, we entered into a revolving loan agreement with a Shelter Group affiliate for loans to Shelter Group entities in an amount not to exceed $1.5 million (the “Shelter Loan Agreement”). The facility is evidenced by a loan agreement and note with the Shelter Group, together with separate notes for each property on which a loan is made signed by the relevant property partnership. Loans for individual transactions will be subject to our normal due diligence requirements and are expected to include a pledge of collateral typically granted in such transactions. It is customary in the tax credit industry for syndicators to provide development loans to certain developers with whom they have long-standing relationships. During 2005, the maximum amount of indebtedness outstanding under the Shelter Loan Agreement was $0.9 million and as of December 31, 2005 there was no outstanding balance under the Shelter Loan Agreement.

Transactions Involving Other Affiliates of Mr. Joseph

     Park View at Dundalk Apartments Project. One of our affiliated public tax credit equity funds holds a limited partner interest in Heritage Court Limited Partnership (the “Heritage Court Partnership”), and an affiliate of the Shelter Group serves as the general partner for the Heritage Court Partnership. The Heritage Court Partnership owns a property known as Park View at Dundalk Apartments (the “Park View Property”). Due to property specific issues, the Park View Property has no value to us. In December 2005, the disinterested members of our Board of Directors approved the sale of the Park View Property to a special purpose limited liability company, PV Dundalk Holdings LLC (the “Park View Buyer”), formed by Mr. Joseph to acquire our interest in the Heritage Court Partnership for $1.00. It is doubtful that this transaction will be consummated. However, if the transaction is consummated, the Park View Buyer will agree to give us 50% of any net sales or refinancing proceeds if the Park View Property is sold or refinanced on or before the second anniversary of the date of sale.

     Creekside Village Apartments Project. Mr. Joseph held an indirect interest in the limited partnership (the “Creekside Borrower”) that owned the Creekside Village Apartments project, located in Sacramento, CA (the “Creekside Property”). Prior to August 2005, we held approximately $11.8 million aggregate principal amount in bonds (the “Creekside Bonds”) related to the Creekside Property and were owed $225,000 on a related working capital loan to the Creekside Borrower (the “Creekside WC Loan”). In the early 1990s, the Creekside Borrower defaulted on its payment obligations under the Creekside Bonds and the Creekside WC Loan. In the third quarter of 2005, we took control of the Creekside Borrower, sold the Creekside Property and redeemed the Creekside Bonds and repaid the Creekside WC Loan with the sale proceeds. As part of this transaction, a 501(c)(3) organization affiliated with Mr. Joseph received $26,346 for its interest in the Creekside Borrower.

     FSA Bond Portfolio. In February 1995, we, acting as bondholder, and various property partnerships indirectly controlled by Mr. Joseph, as borrowers (the “FSA Borrowing Partnerships”), participated in the refunding of eleven tax-exempt bonds with an aggregate principal balance of $126.6 million. The general partners of the FSA Borrowing Partnerships are controlled by Mr. Joseph (described in greater detail below under “—Transactions Involving Mr. Joseph and Defaulted Tax-Exempt Assets”), and the limited partner of the FSA Borrowing Partnerships is a limited liability company controlled by Mr. Joseph. In the refunding transaction, the originally issued bonds were exchanged for a senior series of tax-exempt bonds with an aggregate principal balance of $67.7 million (the “Series A Bonds”) and a subordinate series of tax-exempt bonds with an aggregate principal balance of $58.9 million (the “Series B Bonds,” and together with the Series A Bonds, the “FSA Bond Portfolio”). We then established a custody arrangement whereby (1) the Series A Bonds were placed into a trust, (2) payments of principal and interest on the Series A Bonds were credit enhanced by insurance policies issued by Financial Security Assurance, Inc (“FSA”) and (3) the trust issued custodial receipts representing beneficial ownership interests in the credit enhanced Series A Bonds to unrelated third-party purchasers (the “Custodial Receipts”). We retained the Series B Bonds.

     At the end of 1998 and in early 1999, we arranged for further financing with respect to the FSA Bond Portfolio through a sale of mezzanine debt (senior to our Series B Bonds, but junior to the Series A Bonds) (the “FSA Portfolio Demand Notes”). We provided a guarantee of the obligations of the FSA Borrowing Partnerships to pay principal and interest on the FSA Portfolio Demand Notes. As of December 31, 2005 and 2004, the face amount of the FSA Portfolio Demand Notes at was $16.2 million.

     Pursuant to the terms of the custodial arrangement, the Series A Bonds were eligible to be redeemed and refunded at the direction of the borrowing partnerships beginning in early 2005. In order to avoid the cost and time involved with such a transaction, in February 2005 a subsidiary of ours purchased all of the Custodial Receipts and deposited them into a securitization vehicle, whereby new receipts, benefiting from FSA’s underlying credit enhancement, were issued to third-party investors and the subsidiary purchased certificates representing residual beneficial interests in the Custodial Receipts. These residual beneficial interests will indirectly produce tax-exempt income for us. This transaction does not affect the obligations of the FSA Borrowing Partnerships under the Series A Bonds or the Series B Bonds.

     Transactions Involving Non-Shelter Group Affiliates of Mr. Joseph and Defaulted Tax-Exempt Assets. From time to time, borrowing partnerships owning real estate projects financed by us have defaulted on their debt obligations to us (each referred to as a “Borrowing Partnership”). Some of these defaulted obligations were incurred in connection with the development of properties that collateralize tax-exempt bonds held by us (“Defaulted Tax-Exempt Assets”). At times, after evaluating our options when faced with such a default, we have chosen not to foreclose on the property collateralizing such Defaulted Tax-Exempt Assets, and, in lieu of foreclosure, we have negotiated the transfer of a property’s deed to, or replaced the general partner of an original Borrowing Partnership with, an entity controlled by and affiliated with certain of our officers (an “Affiliated Entity”). We would generally take this course of action in order to preserve the value of the original tax-exempt bond obligations and maximize cash flow from the Defaulted Tax-Exempt Assets. Following such a transfer or replacement, the Affiliated Entity controls the Defaulted Tax-Exempt Asset that collateralizes the debt obligation to us. At times, some of these Borrowing Partnerships have become current on their debt obligations and have thus ceased to be in default.

     The table below includes information regarding certain such Defaulted Tax-Exempt Assets where we and entities owned (directly or indirectly) by Mr. Joseph have an interest:

(dollars in thousands)
	As of December 31, 2005
	No. of	Investment
Entity	Properties	Carrying Value (1)

SCA Successor, Inc (2)	2	$ 37,552
SCA Successor II, Inc. (3)	11	128,628
MMA Successor I, Inc. (4)	1	8,909
Total	14	$ 175,089
____________________

(1)	Carrying value amounts do not reflect the fact that many of the bonds related to such properties have been securitized.

(2)

SCA Successor, Inc. is the general partner of certain Borrowing Partnerships (including certain of the FSA Borrowing Partnerships discussed above under “—FSA Bond Portfolio”) and is controlled by Mr. Joseph.

(3)

SCA Successor II, Inc. is the general partner of certain Borrowing Partnerships (including certain of the FSA Borrowing Partnerships discussed above under “—FSA Bond Portfolio”) and is controlled by Mr. Joseph.

(4)	MMA Successor I, Inc., an entity owned and controlled by Mr. Joseph, is the general partner in one Borrowing Partnership.

Transactions with Affiliated Entities

     MuniMae Foundation, Inc. Some of our properties are financed by tax-exempt bonds issued on behalf of borrowers that are tax-exempt organizations under Section 501(c)(3) of the Internal Revenue Code. For such bonds to remain tax-exempt, the property at all times must be owned by a 501(c)(3) organization. Accordingly, whenever one of these properties requires a workout or restructuring where a change in ownerships is desirable, we seek to find a qualified 501(c)(3) organization to act as owner. MuniMae Foundation, Inc. (“MuniMae Foundation”) is a 501(c)(3) corporation devoted to the ownership and operation of affordable housing for all citizens. Certain of our officers and directors serve as officers and directors of MuniMae Foundation. MuniMae Foundation pays us a nominal fee for providing asset management and financial services to it on an annual basis and pays a portion of the salary of one of our employees who serves as its executive director. For the year ended December 31, 2005, we have made $0.2 million in charitable contributions to MuniMae Foundation. As of December 31, 2005, MuniMae Foundation directly or indirectly owned four properties for which the carrying value of our investment in these properties was $59.7 million. Because our 501(c)(3) bonds, like most of our loans, are non-recourse, we value these bonds by reference to the value of the underlying property. The foregoing value includes non-recourse working capital loans that we have made to some of these properties and these loans are also valued by reference to the underlying property.

     In June 2005, as part of a workout transaction, MuniMae Foundation became the sole member of GF Arlington Inc., a Texas non-profit corporation. As of December 31, 2005, we held $8.8 million and $0.8 million in tax-exempt bonds and working capital loans, respectively, related to the underlying property (a senior living facility). The carrying value of these assets is included in the amounts described in the preceding paragraph.

     MuniMae Affordable Housing, Inc. MuniMae Affordable Housing, Inc. (“MMAH”) is a non-profit entity organized to promote affordable housing. Certain of our officers and directors serve as officers and directors of MMAH. As of December 31, 2005, MMAH directly or indirectly owned eleven properties, and the aggregate carrying value of such assets was $55.4 million.

     During June of 2005, certain developers for projects being financed by us encountered substantial financial difficulties as a result of, among other problems, inadequate management and supervision of the development of their projects, which included ten affected properties (the “2005 MMAH Assets”). As a result of negotiations with these developers, these developers were required to transfer their interests in the 2005 MMAH Assets to MMAH. Eight of the 2005 MMAH Assets were originally financed, in whole or in part, through equity investments from tax credit equity funds that we sponsored (including some equity investments by guaranteed funds) and tax-exempt bond or taxable loan investments held by us. Two of the 2005 MMAH Assets were originally financed in part by equity investments from tax credit equity funds that we sponsored, but did not involve any debt from us. As of December 31, 2005, the total carrying value of our investments in the 2005 MMAH Assets was $46.5 million.

     Depending upon the underlying facts and circumstances surrounding each such property, we have provided additional financial support to them in order to enable further development and maximize the value of our existing investments. Through December 31, 2005, we have provided additional financing of $3.2 million to certain of the 2005 MMAH Assets. We continue to evaluate impairment risk related to all of the 2005 MMAH Assets as it relates to us. As of December 31, 2005, two of the tax-exempt bonds related to the 2005 MMAH Assets were temporarily impaired by $0.8 million and were carried at fair values below amortized cost through a charge to other comprehensive income.

     As of December 31, 2005, we recorded through a charge to impairments and valuation allowances an other-than-temporary impairment of $2.6 million related to a tax-exempt bond with respect to one of the 2005 MMAH Assets. In January 2006, we exercised our rights as a bondholder and foreclosed on the underlying project. The project was originally financed with a $8.5 million tax-exempt bond. At the time of foreclosure, the project was sold, and the sale proceeds of $5.8 million were used to redeem the tax-exempt bond.

Review and Approval of Transactions with Related Persons

     Our operating agreement provides procedures for the approval of transactions with related persons which include approval of such transactions by a vote of the majority of the disinterested members of our board of directors. All transactions involving us or any of our subsidiaries, on the one hand, and any of our directors or officers, or entities in which any of them have a financial interest, on the other hand are approved through this process, including all transactions between us and the Shelter Group. Additionally, all property management arrangements with the Shelter Group are approved by a vote of the majority of the disinterested members of our board of directors on an annual basis after considering the market rate for the services provided by the Shelter Group and other applicable factors.

PROPOSAL 2 — AMENDMENT AND RESTATEMENT OF 2004 STOCK INCENTIVE PLAN

     Management has requested that the Board approve the amendment and restatement of the company’s 2004 Stock Incentive Plan (the “2004 Plan”), subject to shareholder approval, as described below. A copy of the 2004 Plan, as amended and restated, is attached hereto as Appendix B. As further described below, the primary purpose of this amendment and restatement is to remove certain “sub-limits” on the issuance of restricted shares and deferred shares under the 2004 Plan. The 2004 Plan is also being amended in order to take the plan out of the scope of recently adopted Section 409A of the Code (described below under “—Proposal 1—Board of Directors Matters—Director Compensation—Non-Employee Directors’ Share Plans—Plan Amendments”). The description and explanation of the 2004 Plan are qualified in their entirety by reference to the full text of the 2004 Plan attached hereto. If this Proposal No. 2 is approved by the shareholders at the annual meeting, it will become effective upon approval of the Board of Directors; provided, however that the plan amendments with respect to compliance with Section 409A of the Code will be effective as of January 1, 2005. If this Proposal No. 2 is not approved by the shareholders at the annual meeting, only the portions of the amendment and restatement necessary to take the plan out of the scope of Section 409A will be enacted.

Purpose of the 2004 Plan

     The purpose of the 2004 Plan is to provide the company the ability to use share and share-based awards as part of an overall compensation package for executive officers and other key employees and key consultants, and to enhance the company’s ability to attract, retain and reward those individuals who are important to the success and growth of the company. The company believes that awards under the 2004 Plan (and its other incentive compensation plans) serve to broaden the equity participation of key employees and further link the long-term interests of management and shareholders of the company. The Board believes that the company’s incentive plans meet each of its stated purposes.

Eligibility and Types of Awards

     Under the terms of the 2004 Plan, executive officers, and other key employees and key consultants of the company and its subsidiaries are eligible to be granted non-qualified share options (“options”), share appreciation rights (“SARs”), restricted shares, deferred shares, bonus shares and other share-based awards as determined by the committee (as discussed below). All employees and key consultants are eligible to participate in the 2004 Plan, which includes approximately 460 people. No member of the committee is eligible to participate in the 2004 Plan. The amendment and restatement is not changing the eligibility or types of awards that may be issued under the 2004 Plan.

Administration

     The 2004 Plan is administered by the Share Plan Committee of our Board (the “Share Plan Committee”), currently consisting of the Compensation Committee of the Board, each of whose members is a non-employee director satisfying the independence definitions of the SEC and the NYSE. If the Share Plan Committee ceases to exist, the functions of the Share Plan Committee will be exercised by the Board. Unless authority is specifically reserved to the Board under the terms of the 2004 Plan, the Share Plan Committee has the full authority to administer and interpret the 2004 Plan, to authorize the granting of awards, to determine the eligibility of officers, key employees or consultants to receive an award and to determine the number of shares to be covered by each award.

Description of the Amendments to the 2004 Plan

Removal of Sub-Limit on Awards

     The 2004 Plan permits the award of equity and equity-based awards including common shares, options, stock appreciation rights, restricted shares, deferred shares and other equity-based awards. Currently, the maximum number of common shares available for issuance under the 2004 Plan is 1,000,000, subject to adjustment for specified corporate events affecting the common shares. There are, however, a number of “sub-limits” that limit the issuance of shares subject to certain types of awards under the 2004 Plan:

  the number of common shares issued as restricted shares may not exceed 20% of the total common shares authorized under the 2004 Plan (or 200,000 common shares);

  the number of common shares issued as awards other than options (including restricted shares) may not exceed 40% of the total common shares authorized under the 2004 Plan (or 400,000); and

  the number of common shares with respect to which awards of options and SARs may be granted to any participant may not exceed 500,000 during any twelve-month period.

Through the date of this proxy statement, 7,905 common shares have been issued as restricted shares and 386,089 common shares have been issued as awards other than options (including restricted shares) under the 2004 Plan. During 2006 through the date of this proxy statement, the company has issued 140,659 common shares subject to deferred share awards to officers and employees as incentive compensation awards based on their performance in 2005 under the 2004 Plan. Without eliminating the sub-limit on the issuance of common shares as awards other than options, the company will quickly exhaust the ability to issue such awards under this plan. The amendment and restatement of the 2004 Plan removes the sub-limits described in the first two bullets above, and would permit approximately 50,000 additional deferred shares to be issued under the plan. Removal of the sub-limits does not affect the maximum number of common shares available for issuance under the plan, which would remain unchanged at 1,000,000.

Amendments to Ensure Compliance with Section 409A of the Code

     Section 409A is a new section of the Code that deals specifically with nonqualified deferred compensation plans. It was created as part of the American Jobs Creation Act of 2004, which was passed by Congress and signed into law in October 2004. Section 409A generally applies to amounts earned or vested after December 31, 2004. In certain situations, Section 409A could require payment of an excise tax on deferred compensation received by grantees under deferred compensation plan. In order to take the plan out of the scope of the provisions of Section 409A, and the regulations related thereto, we have made certain changes to the 2004 Plan.

     The most significant change involves the elimination of discounted options and SARs. Under the proposed regulations, non-discounted stock options and SARs will not constitute deferred compensation, provided that:

  The exercise price of an option or the base value of a stock appreciation right (“SAR”) is never less than the fair market value of the stock on the grant date.

  The number of shares subject to the option or SAR is fixed on the grant date.

  There is no deferral feature.

  The transfer or exercise of an option is subject to tax under the principles of Section 83 (i.e., the option is subject to tax on exercise).

  Common stock of the “service recipient” is used for the option or SAR.

     Additionally, the following changes to the 2004 Plan are included in the amendment and restatement of that plan:

  Because we are a public company, if we issue “common stock” that is not traded under an equity based plan, the plan will be subject to certain provisions of Section 409A. The 2004 Plan, as amended and restated, contains new language in the definition of the term “Share” to address this issue.

  Certain powers of the Share Plan Committee needed to be eliminated. Specifically, the 2004 Plan, as amended and restated, eliminates the ability of the Share Plan Committee to provide for the deferral of awards (so as to avoid the need for the plan to comply with 409A).

  The 2004 Plan, as amended and restated, eliminated the provisions authorizing the grant of dividend equivalents on options. Under the proposed regulations promulgated under Section 409A, a dividend credit on option shares is treated as a reduction of the exercise price (meaning that the option would be treated as a discounted option subject to Section 409A).

  The 2004 Plan, as amended and restated, includes new language relating to Deferred Shares to require that Deferred Shares will be transferred within two and one-half months after the close of the year in which the shares vest. To the extent shares vest ratably over a period of years, the shares that vest in any given year would be transferred within two and one-half months after the close of the year (rather than at the end of the vesting period). Deferred Shares that are transferred within two and one-half months after the close of the year in which they vest will not be considered deferred compensation for purposes of Section 409A.

2004 Plan Benefits

     The benefits that will be received under the 2004 Plan in the future are not determinable at this time. The benefits that were received for the 2005 fiscal year under the 2004 Plan by the company’s Named Executive Officers, individually and as a group, all current directors who are not executive officers as a group and all other officers and employees of the company as a group are set forth in the table below.

NEW PLAN BENEFITS

Municipal Mortgage & Equity, LLC 2004 Stock Incentive Plan
(Grants for the Year Ended December 31, 2005)

Name and Position	Dollar Value ($)	Number of Units (#)

Jenny Netzer	199,997	7,905
Executive Vice President
Named Executive Officers as a group	199,997	7,905
Non-executive directors as a group	—	—
Employees and non-executive officers as a group	4,696,244	158,581

Required Vote

     Pursuant to our operating agreement, in order for the amendment and restatement of the 2004 Plan to be approved this proposal must receive a vote of more than 50% in interest of the common shares voted on the matter, at a meeting at which a quorum is present. Both broker non-votes and abstentions will be counted as present for the purpose of calculating whether or not a quorum is present. Abstentions on Proposal No. 2 will have the effect of a vote AGAINST the proposal, but broker non-votes will have no effect on the vote. If you are a registered holder and you sign and date your proxy but do not indicate a vote on the proposal, your proxy will be voted FOR approval of Proposal No. 2.

     Management recommends that shareholders vote FOR the amendment and restatement of the 2004 Plan.

PROPOSAL 3 — AMENDMENT AND RESTATEMENT OF 2001 STOCK INCENTIVE PLAN

     Management has requested that the Board approve the amendment and restatement of the company’s 2001 Stock Incentive Plan (the “2001 Plan”), subject to shareholder approval, as described below. A copy of the 2001 Plan, as amended and restated, is attached hereto as Appendix C. As further described below, the primary purpose of this amendment and restatement is to remove certain sub-limits on the issuance of restricted shares and deferred shares under the 2001 Plan. The 2001 Plan is also being amended in order to (1) take the plan out of the scope of recently adopted Section 409A of the Code and (2) conform certain technical and procedural provisions of the 2001 Plan with the 2004 Plan, for ease of administration. The description and explanation of the 2001 Plan are qualified in their entirety by reference to the full text of the 2001 Plan attached hereto. If this Proposal No. 3 is approved by the shareholders at the annual meeting, it will become effective upon approval of the Board of Directors; provided, however that the plan amendments with respect to compliance with Section 409A of the Code will be effective as of January 1, 2005. If this Proposal No. 3 is not approved by the shareholders at the annual meeting, only the portions of the amendment and restatement necessary to take the plan out of the scope of Section 409A will be enacted.

Purpose of the 2001 Plan

     The purpose of the 2001 Plan is to provide the company the ability to use share and share-based awards as part of an overall compensation package for executive officers and other key employees and key consultants, and to enhance the company’s ability to attract, retain and reward those individuals who are important to the success and growth of the company. The company believes that awards under the 2001 Plan (and its other incentive compensation plans) serve to broaden the equity participation of key employees and further link the long-term interests of management and shareholders of the company. The Board believes that the company’s incentive plans meet each of its stated purposes.

Eligibility and Types of Awards

     Under the terms of the 2001 Plan, executive officers, and other key employees and key consultants of the company and its subsidiaries are eligible to be granted options, SARs, restricted shares, deferred shares, bonus shares and other share-based awards as determined by the Share Plan Committee. All employees and key consultants are eligible to participate in the 2001 Plan, which includes approximately 460 people. No member of the Share Plan Committee is eligible to participate in the 2001 Plan. The amendment and restatement is not changing the eligibility or types of awards that may be issued under the 2001 Plan.

Administration

     The 2001 Plan is administered by the Share Plan Committee, each of whose members is a non-employee director satisfying the independence definitions of the SEC and the NYSE. If the Share Plan Committee ceases to exist, the functions of the Share Plan Committee will be exercised by the Board. Unless authority is specifically reserved to the Board under the terms of the 2001 Plan, the Share Plan Committee has the full authority to administer and interpret the 2001 Plan, to authorize the granting of awards, to determine the eligibility of officers, key employees or consultants to receive an award and to determine the number of shares to be covered by each award.

Description of the Amendments to the 2001 Plan

Removal of Sub-Limit on Awards

     The 2001 Plan permits the award of equity and equity-based awards including common shares, options, stock appreciation rights, restricted shares, deferred shares and other equity-based awards. Currently, the maximum number of common shares available for issuance under the 2001 Plan is 900,000, subject to adjustment for specified corporate events affecting the common shares. There are, however, a number of “sub-limits” that limit the issuance of shares subject to certain types of awards under the 2001 Plan:

  the number of common shares issued as restricted shares may not exceed 20% of the total common shares authorized under the 2001 Plan (or 160,000 common shares);

  the number of common shares issued as awards other than options (including restricted shares) may not exceed 40% of the total common shares authorized under the 2001 Plan (or 360,000); and

  the number of common shares with respect to which awards of options and SARs may be granted to any participant may not exceed 500,000 during any twelve-month period.

Through the date of this proxy statement, 340,239 common shares have been issued as awards other than options (including restricted shares) under the 2001 Plan. During 2006 through the date of this proxy statement, the company has issued 10,946 common shares subject to deferred share awards to officers and employees as incentive compensation awards based on their performance in 2005 under the 2001 Plan. Without eliminating the sub-limit on the issuance of common shares as awards other than options, the company will quickly exhaust the ability to issue such awards. The amendment and restatement of the 2001 Plan removes the sub-limits described in the first two bullets above, and would permit approximately 550,345 additional deferred shares to be issued under the plan. Removal of the sub-limits does not affect the maximum number of common shares available for issuance under the plan, which would remain unchanged at 900,000.

Amendments to Ensure Compliance with Code Section 409A

     Substantially the same amendments described above under “Proposal 2—Amendment and Restatement of 2004 Stock Incentive Plan— Description of the Amendments to the 2004 Plan—Amendments to Ensure Compliance with Code Section 409A” with respect to the 2004 Plan are being made to the 2001 Plan.

Conforming Amendments

     The amendments to the 2001 Plan conforms certain technical and procedural provisions of the 2001 Plan with the identical provisions in the 2004 Plan, for ease of administration. Sections of the 2001 Plan affected by these amendments include, among others, provisions relating to: (a) the definition of “Fair Market Value,” (b) the composition of the Share Plan Committee, (c) the exercise price for option grants and (d) the definition of a “Person” for change of control purposes.

2001 Plan Benefits

     The benefits that will be received under the 2001 Plan in the future are not determinable at this time. The benefits that were received for the 2005 fiscal year under the 2001 Plan by the company’s Named Executive Officers, individually and as a group, all current directors who are not executive officers as a group and all other officers and employees of the company as a group are set forth in the table below.

NEW PLAN BENEFITS

Municipal Mortgage & Equity, LLC 2001 Stock Incentive Plan
(Grants for the Year Ended December 31, 2005)

Name and Position	Dollar Value ($)	Number of Units (#)

Michael L. Falcone	233,328	8,945
Chief Executive Officer, President and Director
William S. Harrison	133,331	5,270
Executive Vice President
Gary A. Mentesana	66,665	2,635
Executive Vice President
Charles M. Pinckney	133,331	5,270
Executive Vice President
Named Executive Officers as a group	566,655	22,120
Non-executive directors as a group	—	—
Employees and non-executive officers as a group	1,123,274	42,894

Required Vote

     Pursuant to our operating agreement, in order for the amendment and restatement of the 2001 Plan to be approved this proposal must receive a vote of more than 50% in interest of the common shares voted on the matter, at a meeting at which a quorum is present. Both broker non-votes and abstentions will be counted as present for the purpose of calculating whether or not a quorum is present. Abstentions on Proposal No. 3 will have the effect of a vote AGAINST the proposal, but broker non-votes will have no effect on the vote. If you are a registered holder and you sign and date your proxy but do not indicate a vote on the proposal, your proxy will be voted FOR approval of Proposal No. 3.

     Management recommends that shareholders vote FOR the amendment and restatement of the 2001 Plan.

II. OTHER MATTERS

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information regarding common shares authorized for issuance under our equity compensation plans as of December 31, 2005.

Number of
securities
remaining
available for
future issuance
		Weighted-	under equity
	Securities to be	average	compensation
	issued upon	exercise price	plans
	exercise of	of outstanding	(excluding
	outstanding	options,	securities
	options, warrants	warrants and	reflected in
Plan Category	and rights (#)	rights ($)	first column)

Equity compensation plans approved by security holders
Non-employee director’s share plans	144,000	23.29	384,772
Employee share incentive plans	581,185 (1)	17.76	1,268,654
Equity compensation plans not approved by security holders	—		—
Total	725,185		1,653,426
____________________
(1)	Includes 304,450 unvested deferred shares and options to purchase 276,735 of the company’s common shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of changes in ownership of our equity securities with the SEC and the NYSE. SEC regulations require that directors and executive officers furnish to us copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2005, we have identified a total of 16 late filings involving ten of our directors and executive officers: (a) Mr. Falcone and Ms. Netzer each had one late Form 4 filing, (b) Mr. Mehlman and Ms. Lucas filed amended Forms 3 resulting in each of those forms being considered untimely and (c) Messrs. Baum (two late filings), Berndt (four late filings), Brown (one late filing), Hillman (two late filings), McGregor (one late filing) and Pratt (one late filing) also had late Form 4 filings.

COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

     The following table compares total shareholder return for the company at December 31, 2005 to the Standard and Poor’s 500 Index, the National Association of Real Estate Investment Trusts (“NAREIT”) Index, and the Lipper Municipal Bond High Yield (“Lipper Bond”) Index assuming a $100 investment made on December 31, 2000 and assuming reinvestment of all dividends. The company selected the NAREIT and Lipper Bond indices because the NAREIT index consists of real estate investment trusts which, like the company, pass through the majority of their income to their shareholders, albeit not tax-exempt income, and the Lipper Bond index, which represents the performance of municipal bond issues.

Comparative Total Return Analysis

	MMA	S&P 500	NAREIT Index	Lipper Bond Index
2000	100.0	100.0	100.0	100.0
2001	120.4	88.2	115.5	104.4
2002	131.3	68.7	121.5	110.3
2003	137.1	88.4	168.3	117.9
2004	162.2	98.0	219.4	125.2
2005	165.9	102.8	237.6	133.1

Sources: MMA records, Bloomberg, NAREIT and Lipper

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP (“PwC”) has acted as the company’s independent registered public accounting firm since 1996, and the Audit Committee of the Board of Directors has appointed PwC as the company’s independent registered public accounting firm to audit the company’s financial statements for the year ending December 31, 2006. No election, approval or ratification of our independent registered public accounting firm by the shareholders is required. The audit services rendered by PwC included the audit of the consolidated financial statements of the company and its subsidiaries, management’s assessment of the effectiveness of internal controls over financial reporting, the effectiveness of internal controls over financial reporting and separate financial statements of certain subsidiaries and tax credit funds; reviews of unaudited quarterly financial information; and audit services provided in connection with registration statements filed by the company with the SEC, and other statutory and regulatory filings.

     A representative of PwC will be present at the annual meeting with the right to make a statement if he or she so desires and will be available to respond to appropriate questions from shareholders.

     The following table presents fees for professional audit services billed to us by PwC for the audit of the company’s financial statements for fiscal years 2005 and 2004, and fees for audit related services, tax services and all other services billed to us by PwC in fiscal years 2005 and 2004.

	For the Year Ended
	December 31,
(in thousands)	2005	2004
Audit fees	$4,120	$2,803
Audit-related fees (1)	28	50
Audit and audit-related fees	4,148	2,853
Tax fees (2)	582	706
All other fees	—	—
Total fees	$4,720	$3,559
____________________
(1)	Audit related fees consist principally of due diligence services related to acquisitions.

(2)

Tax fees in 2005 and 2004 consist of nominee gathering services and production of K-1s for investors, preparation of federal and state tax returns, earnings and profits studies and various other tax consultations.

     The Audit Committee is responsible for retaining and terminating the company’s independent registered public accounting firm and for pre-approving the performance of any services by the independent registered public accounting firm. In addition, the Audit Committee is responsible for monitoring the independence and performance of the company’s independent registered public accounting firm and internal audit function and for presenting its conclusions with respect to the independent registered public accounting firm to the full Board of Directors. All the services described above were approved by the Audit Committee.

Pre-approval Policy

     All auditing services and non-audit services (other than the de minimis exceptions provided by the Exchange Act) provided to us by our independent auditors must be pre-approved by the Audit Committee. All of the audit, audit-related and tax Fees shown above for 2004 and 2005 were pre-approved by the Audit Committee.

Audit Committee Report

     The Audit Committee of Municipal Mortgage & Equity, LLC (the “Audit Committee”) has reviewed and discussed our audited financial statements for the year ended December 31, 2005 with our independent auditors and management. The Audit Committee has discussed with our independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and letter from our independent auditors required by Independence Standards Board Standard No. 1, and the Audit Committee has discussed with such auditors the independence of such auditors.

     Based on the foregoing review and discussions, the Audit Committee recommended to our Board of Directors that our audited financial statements for the year ended December 31, 2005 be included in our Annual Report on Form 10-K for the year ended December 31, 2005.

     As required by the Amended and Restated Charter (the “Charter”) of the Audit Committee, the members of the Audit Committee hereby report that the Audit Committee has a formal documented charter setting forth the Audit Committee’s duties and that the Audit Committee has satisfied its obligations under such charter during the year ended December 31, 2005. The Charter has been included in this proxy statement due to the fact that it has been amended and restated effective September 8, 2005.

Mr. Fred N. Pratt, Jr., Acting chairman
Mr. Charles C. Baum
Mr. Eddie C. Brown
Mr. Robert S. Hillman
Mr. Arthur S. Mehlman

HOUSEHOLDING

     The SEC has adopted amendments to its rules regarding delivery of proxy statements and annual reports to shareholders sharing the same address. We may now satisfy these delivery rules by delivering a single proxy statement and annual report to an address shared by two or more of our shareholders. This delivery method is referred to as “householding” and can result in significant cost savings for us. In order to take advantage of this opportunity, we may have delivered only one proxy statement and annual report to multiple shareholders who share an address, unless we received contrary instructions from the impacted shareholders prior to the mailing date. We undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement or annual report, as requested, to any shareholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of a proxy statement or annual report, either now or in the future, please so indicate on the enclosed proxy card or send your request in writing to us at the following address: Investor Relations Department, Municipal Mortgage & Equity, LLC, Pier IV Building, 621 E. Pratt Street, Suite 300, Baltimore, MD 21202.

     If you are currently a shareholder sharing an address with another shareholder and wish to have your future proxy statements and annual reports householded (i.e., receive only one copy of each document for your household), please so indicate on the enclosed proxy card or send your request to the address set forth in the preceding paragraph.

ELECTRONIC DELIVERY OF PROXY MATERIALS

     As an alternative to receiving printed copies of these materials in future years, we are pleased to offer shareholders the opportunity to receive proxy materials electronically. Electronic delivery saves us money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials and to vote your shares online. To request electronic delivery, please go to www.proxyvote.com to enroll to receive or access proxy materials electronically in future years. You may discontinue electronic delivery at any time.

METHODS OF PROXY VOTING

     Registered shareholders can authorize a proxy to vote their shares via (1) a toll free telephone call from the United States; (2) the internet; or (3) by mailing their signed proxy card. The telephone and internet authorization procedures are designed to authenticate each shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by any registered shareholder interested in authorizing a proxy via telephone or the Internet are set forth on the enclosed proxy card.

OTHER BUSINESS

     The Board of Directors is not aware of any other matters which may come before the meeting. It is the intention of the persons named in the enclosed proxy to vote all shares represented by proxies in accordance with their best judgment if any other matters properly come before the meeting.

SHAREHOLDER PROPOSALS

     In accordance with the rules and regulations promulgated under the Exchange Act, shareholder proposals to be acted on at the company’s annual meeting of shareholders to be held in 2007 (the “2007 annual meeting”) and included in the company’s proxy statement and proxy for that meeting must be received by the Secretary of the company no later than March 21, 2007 (which is 120 days prior to the first anniversary of the date of this proxy statement). After that date, shareholder proposals to be acted on at the 2007 annual meeting may be submitted to the Secretary of the company in accordance with the provisions of our bylaws described in the next paragraph, but they may not be included in the proxy statement and proxy for that meeting.

     In accordance with our bylaws shareholder proposals to be acted on at the 2007 annual meeting that are not received in time to be included in our proxy statement will be untimely if received by the Secretary of the company earlier than the close of business on June 7, 2007 (which is 90 days before the first anniversary date of this year’s annual meeting) or later than the close of business on July 7, 2007 (which is 60 days before the first anniversary date of this year’s annual meeting). If the date of the 2007 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of this year’s annual meeting, shareholders will be advised of such change and of the new date for submission of proposals.

     All shareholder proposals must be delivered to the attention of the company’s Secretary at our Baltimore offices located at The Pier IV Building, 621 E. Pratt Street, Suite 300, Baltimore, MD 21202.

Dated: July 19, 2006

____________________

     WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY OR AUTHORIZE YOUR PROXY BY THE INTERNET OR BY TELEPHONE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES EVEN THOUGH YOU MAY HAVE SENT IN YOUR PROXY OR AUTHORIZED A PROXY BY THE INTERNET OR BY TELEPHONE.

Appendix A

MUNICIPAL MORTGAGE & EQUITY, LLC

Amended and Restated
Audit Committee Charter

1.     Purpose

     The Audit Committee (the “Committee”) shall assist the Board of Directors (the “Board”) in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

     Monitor the integrity of the financial reporting process and systems of internal controls of Municipal Mortgage & Equity, LLC (the “Company”);

  Monitor the Company’s compliance with legal and regulatory requirements;

  Monitor the independence, qualifications and performance of the Company’s independent public accountants and internal audit function;

  Cause to be prepared and approve the report required to be included in the Company’s annual proxy statement as required by rules of the Securities and Exchange Commission (the “SEC”); and

  Provide an avenue of communication among the independent auditors, management, the internal audit department and the Board.

     In discharging its oversight role, the Committee has the power to conduct or to authorize investigations into any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company, including the independent auditors.

2.     Composition

     The Committee shall be comprised of at least three directors as appointed by the Board, each of whom shall satisfy the independence and expertise requirements of the New York Stock Exchange and the Sarbanes-Oxley Act of 2002 (the “Act”), as appropriate, including the rules and regulations promulgated by the SEC and shall be free from any relationship that would interfere with the exercise of his or her independent judgment as a member of the Committee.

     The members of the Committee shall be elected by the Board at the meeting of the Board following each annual meeting of shareholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. The Chair of the Committee shall be appointed by the full Board.

     No director may serve as a member of the Committee if such director serves on the audit committees of more than three other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to effectively serve on the Committee and discloses such determination in the Company’s annual proxy statement. No member of the Committee may, other than in his capacity as a member of the Committee, be an affiliate person of the Company or any of its subsidiaries.

     No member of the Committee shall receive any direct or indirect consulting, advisory or other compensatory fee from the Company other than director’s fees (including equity-based awards), which may include additional amounts payable to the Chair and to members of the Committee for meeting more frequently or for longer periods of time than the full Board.

3.     Meetings

     The Committee shall meet at such times and from time to time as it deems to be appropriate, but not less than quarterly. The Committee shall meet separately (either in executive session or through separate meetings with the Committee or a Committee member), at least quarterly, with management, members of the Company’s internal audit staff and the Company’s independent public accountants. The Committee may request members of management or others to attend meetings and provide pertinent information as necessary. The Committee shall report regularly to the Board.

4.     Responsibilities and Duties

     The duties of the Committee shall include the following:

     Review Procedures

  Review with representatives of management and the independent public accountants the Company’s audited financial statements prior to their filing as part of the annual report on Form 10-K. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, which would entail review of estimates, reserves and accruals, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K.

  Consider the integrity of the Company’s financial reporting process and controls in consultation with management and the Company’s independent public accountants. Discuss significant financial risk exposures and the steps management has taken to assess, monitor, control and report such exposures. Review significant findings prepared by the independent public accountants and the internal audit function together with management’s responses including the status of previous recommendations.

  Review with financial management and the independent auditors the Company’s quarterly financial results prior to the release of earnings and/or the Company’s quarterly financial statements prior to filing or distribution of the Company’s Quarterly Reports on Form 10-Q.

        Independent Auditors

  The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace independent public accountants (or to recommend such replacement for shareholder approval in any proxy statement, if applicable). The Committee shall approve the fees and other compensation to be paid to the independent public accountants. The independent public accountants shall be ultimately accountable to the Board and the Committee.

  On an annual basis, receive from the independent public accountants and review a formal written statement describing, to the extent permitted under applicable auditing standards: the auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors’ independence) all relationships between the outside auditors and the Company. The Committee shall actively engage in a dialogue with the independent public accountants as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board take, appropriate action to oversee the independence of the independent public accountants.

  On an annual basis, discuss with representatives of the independent public accountants the matters required to be discussed by Statement on Auditing Standards (“SAS”) 61, as it may be modified or supplemented.

  Review the independent public accountants audit plan and engagement letter which discusses the scope, staffing, reliance upon management and general audit approach. Also, review the scope of non-audit services performed for the Company by the independent auditors and approve all non-audit services. This pre-approval requirement for non-audit services is subject to a de minimis oversight exception if: (i) the aggregate amount of all such non-audit services constitutes not more than $50,000 during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or any member of the Committee who has authority to give such approval.

  Consider and discuss with management and the independent auditors any audit problems or difficulties encountered in the course of audit work including any restrictions on the scope of activities or access to required information and any significant disagreements with management.

     Internal Audit Function and Legal Compliance

  Review the budget, plan, changes in plan, activities, organizational structure and qualifications of the internal audit function, as needed.

  Review significant reports prepared by the internal audit function together with management’s response and follow-up to these reports.

  On at least an annual basis, review with the Company’s inside and outside counsel any legal matters that could have a significant impact on the Company’s financial statements, the Company’s compliance with applicable laws and regulations and inquiries received from regulators or governmental agencies.

  Recommend, review and update periodically the Company’s Code of Ethics and Principles of Business Integrity and ensure that management has established a system to enforce this Code. Ensure that the Code is in compliance with all applicable rules and regulations.

  Periodically review management’s monitoring of the Company’s compliance with its Code of Ethics and Principles of Business Integrity, and ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports, and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

  Discuss the Company’s policies with respect to risk assessment and risk management, including the Company’s major financial accounting and risk exposures and the steps management has undertaken to control them.

  Periodically review the Company’s Anti-Fraud Program, make recommendations to improve the program as considered necessary and ensure that management has established a system to enforce this Program.

     Other Audit Committee Responsibilities

  Annually prepare a report to shareholders for inclusion in the Company’s annual proxy statement. The report of the Committee shall (1) confirm that the Company has a formal, documented Committee charter setting forth the Committee’s duties, (2) state whether the Committee satisfied its obligations under the charter during the previous year, and (3) cover all other matters required by rules of the Securities and Exchange Commission. The proxy statement shall include the full text of the charter at least once every three years and after any significant modification is approved by the Board.

  Annually prepare a written affirmation to the New York Stock Exchange regarding the Committee’s compliance with respect to independence, financial literacy, determination of at least one Committee member having accounting or financial management expertise and annual review and assessment of this charter.

  Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

  Maintain minutes of meetings and periodically report to the Board on significant results of the Committee’s activities.

  As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

  Establish hiring policies for employees or former employees of the independent auditors.

  Establish and maintain procedures for the receipt, retention, investigation and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

  Take, or recommend that management take, appropriate measures to rectify any fraud or other accounting or financial reporting irregularities discovered by the Committee and, in connection therewith, engage senior management and inside and/or outside counsel, as appropriate, in connection therewith.

  Establish and maintain procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  Develop, implement and periodically update a succession plan for the positions of Chair of the Committee and “audit committee financial expert” as that term is defined by the rules and regulations promulgated pursuant to the Act.

5.     Evaluation

     On an annual basis, the Committee shall evaluate its performance relative to the Committee’s purpose, duties and responsibilities, as described by this Charter. A discussion of these findings shall take place at least annually.

     The Committee shall review and assess the adequacy of this Charter at least annually and recommend any proposed changes to the Board for approval.

6.     Resources of the Committee

     The Committee shall have the authority, following notice to the Chairman of the Board, to retain and compensate legal, accounting or other advisors to advise the Committee and assist it in fulfilling its duties and responsibilities. The Committee may request any officer or employee of the Company, or the Company’s outside counsel or independent auditor, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

     The Company shall provide the Committee with appropriate funding, as determined by the Committee, for payment of (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

7.     Other

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of Audit Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of the Company’s management and the independent auditor.

Effective as of: September 8, 2005

Appendix B

[FORM OF]

AMENDED & RESTATED
MUNICIPAL MORTGAGE & EQUITY, LLC
2004 SHARE INCENTIVE PLAN

     1.     Purpose. The purpose of this 2004 Share Incentive Plan (the “Plan”) of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the “Company”), is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward executive officers and other key individuals of the Company and its subsidiaries, to link compensation to measures of the Company’s performance in order to provide additional share-based incentives to such individuals for the creation of shareholder value, and to promote ownership of a greater proprietary interest in the Company, thereby aligning such individuals’ interests more closely with the interests of shareholders of the Company.

     2.     Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Shares, Deferred Shares, and Shares granted as a bonus or in lieu of other awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed “Awards.” The definitions of terms relating to a Change in Control of the Company are set forth in Section 8 of the Plan. In addition to such terms and the terms defined in Section 1, the following are defined terms under the Plan:

           (a)     “Award Agreement” means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

           (b)     “Beneficiary” means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

           (c)     “Board” means the Board of Directors of the Company.

           (d)     “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

           (e)     “Committee” means the Share Incentive Committee, or such other Board committee as may be designated by the Board to administer the Plan.

           (f)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include the rules promulgated thereunder and successor provisions and rules thereto.

           (g)     “Fair Market Value” of a Share means, as of any given date, the closing sales price of a Share on the New York Stock Exchange for such date or, if such day was not a trading day, the closing sales price for the most recent trading day prior to such date.

           (h)     “Participant” means a person who, as an executive officer, key employee or key independent contractor of the Company or a subsidiary, has been granted an Award under the Plan which remains outstanding.

           (i)     “Rule 16b-3” means Exchange Act Rule 16b-3 as from time to time in effect and applicable to the Plan and Participants.

          (j)     “Share” means a Common Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 8; provided, however, that to the extent any class of common shares are readily tradable on an established securities market, such common shares shall be designated as the Shares for purposes of this Plan.

     3.     Administration.

          (a)     Composition of Committee. The Committee shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule l6b-3. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

          (b)     Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                       (i)      to select Participants to whom Awards may be granted;

                       (ii)     to determine the type or types of Awards to be granted to each Participant;

                       (iii)    to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, the exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                       (iv)   to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                       (v)    to prescribe the form of each Award Agreement, which need not be identical for each Participant;

                       (vi)   to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                       (vii)  to correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder, with such constructions and interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; provided that, the Committee’s construction and interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such constructions and interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Change in Control;

                       (viii) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

                       (ix)   In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (vii), shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter.

          (c)     Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company’s Amended and Restated Certificate of Formation and Operating Agreement, or applicable law, the Committee shall have discretion to exercise authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and Shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions of the Committee as the Committee may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

          (d)     Limitation of Liability. Each member of the Committee shall be entitled to in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified, held harmless and protected by the Company with respect to any such action, determination, or interpretation.

     4.     Shares Available Under Plan; Individual Award Limitations; Adjustments.

          (a)     Shares Reserved for Awards. Subject to adjustment as hereinafter provided, the total number of Shares reserved and available for issuance to Participants in connection with Awards under the Plan shall be 1,000,000 Shares; provided, however, that the number of Shares with respect to which Awards of Options and SARs may be granted to any Participant shall not exceed 500,000 during any twelve month period. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares to which other then-outstanding Awards relate, exceeds an applicable limitation on the number of Shares then remaining available for issuance under this Section 4. If all or any portion of an Award is forfeited, settled in cash, or terminated without issuance of Shares to the Participant, the Shares to which such Award or portion thereof related shall again be available for Awards under the Plan, and such Award or portion thereof shall not count against the percentage limitations applicable to Restricted Shares and Awards other than Options; provided, however, that Shares withheld in payment of the exercise price of any Option or withholding taxes relating to any Award and Shares equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding taxes relating to any Award shall, for purposes of this provision, be deemed not to have been issued to the Participant in connection with such Awards under the Plan. The Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Any Shares issued pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant (which treasury Shares or acquired Shares will be deemed to have been “issued” pursuant to such Award).

          (b)     Adjustments.

                 (i)     In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, stock split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant’s rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares remaining reserved and available for issuance under Section 4(a), (ii) the number and kind of outstanding Restricted Shares or Restricted Shares relating to any other outstanding Award in connection with which Restricted Shares may be issued, (iii) the number and kind of Shares that may be issued in respect of other outstanding Awards, and (iv) the exercise price or grant price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

                 (ii)     If the Company shall be consolidated or merged with another corporation or other entity, each Participant who has received Restricted Shares that are then subject to restrictions imposed by Section 6(d) may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Participant is entitled to receive by reason of ownership of Restricted Shares in a manner consistent with Section 6(d)(iii), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6(d), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend referred to in Section 6(d)(iii).

                 (iii)    The judgment of the Committee with respect to any matter referred to in this sub-section (b) shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

     5.     Eligibility. Executive officers, other key employees and other key independent contractors of the Company and its subsidiaries, including any director who is also an executive officer or employee, are eligible to be granted Awards under the Plan; provided, however, that members of the Committee are not eligible to be granted Awards under the Plan.

     6.      Specific Terms of Awards.

          (a)     General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant or upon the occurrence of other events. In addition, the Committee shall require, as the condition of the issuance of Shares in connection with any Award, that consideration be received by the Company which meets the requirements of the Delaware Limited Liability Company Act.

          (b)     Options. The Committee is authorized to grant Options (which are not to be treated as incentive options under Section 422 of the Code) to Participants (including “reload” options automatically granted upon the occurrence of specified exercises of options) on the following terms and conditions:

                 (i)     Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than 100% of Fair Market Value on the date of grant of the Option.

                 (ii)     Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Shares will be delivered or deemed to be delivered to Participants.

                 (iii)     Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the Options, unexercised Options shall be forfeited and again be available for Award by the Company. The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the Options will be waived in whole or in part in the event of terminations resulting from specified causes, provided that such waiver does not cause the Option to be treated as deferred compensation subject to Section 409A of the Code.

          (c)     Share Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

                 (i)     Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise, over (B) the Fair Market Value of one Share on the date of grant of the SAR.

                 (ii)     Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control (as such term is defined in Section 8(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

                 (iii)    Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the SARs, unexercised SARs shall be forfeited and again be available for Award by the Company. The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the SARs will be waived in whole or in part in the event of terminations resulting from specified causes, provided that such waiver does not cause the SAR to be treated as deferred compensation subject to Section 409A of the Code.

          (d)     Restricted Shares. The Committee is authorized to grant Restricted Shares to Participants on the following terms and conditions:

                 (i)     Grant and Restrictions. The Committee may provide a specified purchase price for the Restricted Shares (whether or not any State law applicable to the Company requires the payment of a purchase price). Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon (as described below).

                 (ii)     Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

                 (iii)     Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

                 (iv)     Dividends and Distributions. Dividends paid on Restricted Shares shall be either paid at the dividend payment date in the form the dividends are paid to other shareholders, in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Shares; other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Shares distributed in connection with a Share split or Share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property are distributed.

          (e)     Deferred Shares. The Committee is authorized to grant Deferred Shares to Participants, subject to the following terms and conditions:

                 (i) Award and Restrictions. Issuance of Shares will occur upon expiration of the deferral period specified for an Award of Deferred Shares by the Committee. In addition, Deferred Shares shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

                 (ii)     Issuance of Shares. Upon expiration of the deferral period specified for an Award of Deferred Shares, the Company shall issue the Shares to which the Participant is entitled under the Award. In no event shall such issuance occur more than two and one-half months after the close of the calendar year in which the Participant’s rights to such shares vest. In the event the Award of Deferred Shares provides for partial vesting over multiple years, shares that vest during a calendar year shall be issued to the Participant within two and one-half months after the close of the calendar year in which the Shares vest.

                 (iii)     Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Shares), all Deferred Shares that are at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

                 (iv)    Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Shares, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Shares. Any dividend equivalents credited with respect to Deferred Shares shall be subject to restrictions and a risk of forfeiture to the same extent as the Deferred Shares and amounts credited shall be distributed in accordance with the provisions of Section 6(e)(ii) above.

          (f)     Bonus Shares and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; provided, however, that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such Shares or Awards shall be determined by the Committee in a manner conforming to then-applicable requirements of Rule 16b-3. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

          (g)     Other Stock-Based Awards. The Committee shall have the right to grant other Awards based upon the Shares having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Shares and the grant of phantom shares.

     7.     Certain Provisions Applicable to Awards.

          (a)     Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares granted in substitution for an outstanding Award or award may be adjusted to reflect the in-the-money value of the surrendered Award or award, provided such adjustment does not cause the Award to be treated as deferred compensation subject to Section 409A of the Code.

          (b)     Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

          (c)     Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards; or other property, and maybe made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments denominated in Shares.

          (d)     Rule 16b-3 Compliance. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if, at such time, any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

          (e)     Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any agreement under Section 6 which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

     8.     Change in Control Provisions.

          (a)     In the event of a “Change in Control,” as defined in this Section:

                 (i)     The Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, cash payment or other equitable consideration and the acceleration of vesting or exercisability of Awards under the Plan), provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Participants as determined at the time of the adjustments.

                 (ii)     (A) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d) and 9(a); and (B) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Award shall be deemed fully vested, and any performance conditions imposed with respect to any Award shall be deemed to be fully achieved, subject to the restrictions set forth in Sections 7(d) and 9(a).

          (b)     For purposes of the Plan, a “Change in Control” shall have occurred if.

                 (i)     Any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any entity controlling, controlled by or under common control with the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the “beneficial owner” (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either the combined voting power of the Company’s then outstanding voting securities or the then outstanding Shares (in either case, other than as a result of an acquisition of securities directly from the Company);

                 (ii)     during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 8(b)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

                 (iii)    the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned of least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each such continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

                 (iv)     the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

     9.     General Provisions.

          (a)     Compliance With Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations; and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

          (b)     Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant’s death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant in connection with the Participant’s estate or tax planning, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Shares on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan and permitted by the Committee. The Company may rely upon the beneficiary designation last filed in accordance with this Section 9(b). Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered by a Participant and shall not be subject to the claims of a Participant’s creditors.

          (c)     Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any income recognition event involving an Award (including, for example, an election under section 83(b) of the Code), and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

          (d)     No Right to Continued Employment; Leaves of Absence. Neither the Plan, any Award Agreement, or any action taken hereunder shall be construed as giving any Participant the right to be retained in the employ or contract of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Participant’s employment or contract at any time. Unless otherwise specified in the applicable Award Agreement, an approved leave of absence shall not be considered a termination of employment for purposes of an Award under the Plan.

          (e)     No Rights to Awards; No Shareholder Rights. No Participant or employee or independent contractor shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees or independent contractors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

          (f)     Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company’s shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which Company securities may then be listed or quoted, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

          (g)     No Fiduciary Relationship. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its subsidiaries, or their officers or the Committee, on the one hand, and the Participant, the Company, its subsidiaries or any other person or entity, on the other.

          (h)    Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 9(h).

          (i)     Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

          (j)     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

          (k)     Non-Deferred Compensation Plan. The Plan is intended to constitute an equity compensation plan that does not provide for the deferral of compensation subject to Section 409A of the Code and, if any provision of the Plan is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan not being subject to the provisions of Section 409A. Notwithstanding the forgoing, if, at any time, any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Section 409A of the Code, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Section 409A of the Code so that such Participant shall avoid liability under Section 409A.

          (l)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

          (m)     Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

          (n)     Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     10.   Shareholder Approval, Effective Date, and Plan Termination. The Plan will be effective upon July 1, 2004, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan. Any amendment of the Plan included in this amendment and restatement that is required to comply with the provisions of Section 409A of the Code shall be effective as of January 1, 2005.

As adopted by the Board of Directors:     _______________, 2006

Appendix C

[FORM OF]

AMENDED & RESTATED
MUNICIPAL MORTGAGE & EQUITY, LLC
2001 SHARE INCENTIVE PLAN

     1.      Purpose. The purpose of this 2001 Share Incentive Plan (the “Plan”) of Municipal Mortgage & Equity, LLC, a Delaware limited liability company (the “Company”), is to advance the interests of the Company and its shareholders by providing a means to attract, retain, and reward executive officers and other key individuals of the Company and its subsidiaries, to link compensation to measures of the Company’s performance in order to provide additional share-based incentives to such individuals for the creation of shareholder value, and to promote ownership of a greater proprietary interest in the Company, thereby aligning such individuals’ interests more closely with the interests of shareholders of the Company.

     2.      Definitions. The definitions of awards under the Plan, including Options, SARs (including Limited SARs), Restricted Shares, Deferred Shares, and Shares granted as a bonus or in lieu of other awards are set forth in Section 6 of the Plan. Such awards, together with any other right or interest granted to a Participant under the Plan, are termed “Awards.” The definitions of terms relating to a Change in Control of the Company are set forth in Section 8 of the Plan. In addition to such terms and the terms defined in Section 1, the following are defined terms under the Plan:

     (a)     “Award Agreement” means any written agreement, contract, notice to a Participant, or other instrument or document evidencing an Award.

     (b)     “Beneficiary” means the person, persons, trust, or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under this Plan upon such Participant’s death. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s estate.

     (c)     “Board” means the Board of Directors of the Company.

     (d)     “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code include regulations thereunder and successor provisions and regulations thereto.

     (e)     “Committee” means the Share Incentive Committee, or such other Board committee as may be designated by the Board to administer the Plan.

     (f)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act include rules thereunder and successor provisions and rules thereto.

     (g)     “Fair Market Value” of a Share means, as of any given date, the closing sales price of a Share on the New York Stock Exchange for such date or, if such day was not a trading day, the closing sales price for the most recent trading day prior to such date.

     (h)     “Participant” means a person who, as an executive officer, key employee or key independent contractor of the Company or a subsidiary, has been granted an Award under the Plan which remains outstanding.

     (i)     “Rule 16b-3” means Exchange Act Rule 16b-3 as from time to time in effect and applicable to the Plan and Participants.

     (j)     “Share” means a Common Share of the Company and such other securities as may be substituted for such Share or such other securities pursuant to Section 4; provided, however, to the extent any class of common shares are readily tradable on an established securities market, such common shares shall be designated as the Shares for purposes of this Plan.

     3.      Administration.

     (a)     Composition of Committee. The Committee shall consist of at least two individuals each of whom shall be a “nonemployee director” as defined in Rule l6b-3. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

     (b)     Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

     (i)      to select Participants to whom Awards may be granted;

     (ii)     to determine the type or types of Awards to be granted to each Participant;

     (iii)    to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, grant price, or purchase price, any restriction or condition, any schedule or performance conditions for the lapse of restrictions or conditions relating to transferability, forfeiture, exercisability, or settlement of an Award, and waivers, accelerations, or modifications thereof, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

     (iv)     to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

     (v)      to prescribe the form of each Award Agreement, which need not be identical for each Participant;

     (vi)     to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

     (vii)    to correct any defect or supply appropriate text for any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder, with such constructions and interpretations to be conclusive and binding on all persons and otherwise accorded the maximum deference permitted by law; provided that, the Committee’s construction and interpretation shall not be entitled to deference on and after a Change in Control except to the extent that such constructions and interpretations are made exclusively by members of the Committee who are individuals who served as Committee members before the Change in Control;

     (viii)   to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan; and

     (ix)     In the event of any dispute or disagreement as to the interpretation of the Plan or of any rule, regulation or procedure, or as to any question, right or obligation arising from or related to the Plan, the decision of the Committee, except as provided in clause (vii), shall be final and binding upon all persons. Unless otherwise expressly provided hereunder, the Committee, with respect to any grant, may exercise its discretion hereunder at the time of the Award or thereafter.

     (c)     Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan, the Company’s Amended and Restated Certificate of Formation and Operating Agreement, or applicable law, the Committee shall have discretion to exercise authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, subsidiaries of the Company, Participants, any person claiming any rights under the Plan from or through any Participant, and Shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any subsidiary the authority, subject to such terms as the Committee shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions of the Committee as the Committee may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee as the Committee may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons. If and to the extent applicable, no member of the Committee may act as to matters under the Plan specifically relating to such member. If no Committee is designated by the Board to act for these purposes, the Board shall have the rights and responsibilities of the Committee hereunder and under the Award Agreements.

     (d)     Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any subsidiary, the Company’s independent certified public accountants, or any executive compensation consultant, legal counsel, or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on behalf of the Committee or members thereof shall, to the extent permitted by law, be fully indemnified, held harmless and protected by the Company with respect to any such action, determination, or interpretation.

     4.      Shares Available Under Plan; Individual Award Limitations; Adjustments.

     (a)     Shares Reserved for Awards. Subject to adjustment as hereinafter provided, the total number of Shares reserved and available for issuance to Participants in connection with Awards under the Plan shall be 1,000,000 Shares; provided, however, that the number of Shares with respect to which Awards of Options and SARs may be granted to any Participant shall not exceed 500,000 during any twelve month period. No Award may be granted if the number of Shares to which such Award relates, when added to the number of Shares to which other then-outstanding Awards relate, exceeds an applicable limitation on the number of Shares then remaining available for issuance under this Section 4. If all or any portion of an Award is forfeited, settled in cash, or terminated without issuance of Shares to the Participant, the Shares to which such Award or portion thereof related shall again be available for Awards under the Plan, and such Award or portion thereof shall not count against the percentage limitations applicable to Restricted Shares and Awards other than Options; provided, however, that Shares withheld in payment of the exercise price of any Option or withholding taxes relating to any Award and Shares equal to the number of Shares surrendered in payment of the exercise price of any Option or withholding taxes relating to any Award shall, for purposes of this provision, be deemed not to have been issued to the Participant in connection with such Awards under the Plan. The Committee may adopt procedures for the counting of Shares relating to any Award to ensure appropriate counting and avoid double counting (in the case of tandem or substitute awards). Any Shares issued pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, or Shares acquired in the market for the account of the Participant (which treasury Shares or acquired Shares will be deemed to have been “issued” pursuant to such Award).

     (b)     Adjustments.

         (i)     In the event that the Committee shall determine that any recapitalization, reorganization, merger, consolidation, spin-off, combination, repurchase, exchange of Shares or other securities of the Company, stock split or reverse split, extraordinary dividend (whether in the form of cash, Shares, or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of each Participant’s rights under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (a) the number and kind of Shares remaining reserved and available for issuance under Section 4(a), (b) the number and kind of outstanding Restricted Shares or Restricted Shares relating to any other outstanding Award in connection with which Restricted Shares may be issued, (c) the number and kind of Shares that may be issued in respect of other outstanding Awards, and (d) the exercise price or grant price relating to any Award (or, if deemed appropriate, the Committee may make provision for a cash payment with respect to any outstanding Award). In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any subsidiary or the financial statements of the Company or any subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

        (ii)     If the Company shall be consolidated or merged with another corporation or other entity, each Participant who has received Restricted Shares that are then subject to restrictions imposed by Section 6(d) may be required to deposit with the successor corporation the certificates for the stock or securities or the other property that the Participant is entitled to receive by reason of ownership of Restricted Shares in a manner consistent with Section 6(d)(iii), and such stock, securities or other property shall become subject to the restrictions and requirements imposed by Section 6(d), and the certificates therefor or other evidence thereof shall bear a legend similar in form and substance to the legend referred to in Section 6(d)(iii).

        (iii)     The judgment of the Committee with respect to any matter referred to in this sub-section (b) shall be conclusive and binding upon each Participant without the need for any amendment to the Plan.

     5.     Eligibility. Executive officers, other key employees and other key independent contractors of the Company and its subsidiaries, including any director who is also an executive officer or employee, are eligible to be granted Awards under the Plan; provided, however, that members of the Committee are not eligible to be granted Awards under the Plan.

     6.      Specific Terms of Awards.

     (a)     General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(f)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant or upon the occurrence of other events. In addition, the Committee shall require, as the condition of the issuance of Shares in connection with any Award, that consideration be received by the Company which meets the requirements of the Delaware Limited Liability Company Act.

     (b)     Options. The Committee is authorized to grant Options (which are not to be treated as incentive options under Section 422 of the Code) to Participants (including “reload” options automatically granted upon the occurrence of specified exercises of options) on the following terms and conditions:

         (i)       Exercise Price. The exercise price per Share purchasable under an Option shall be determined by the Committee at the time of grant but shall be not less than 100% of Fair Market Value on the date of grant of the Option.

         (ii)      Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by which Shares will be delivered or deemed to be delivered to Participants.

         (iii)     Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the Options, unexercised Options shall be forfeited and again be available for Award by the Company. The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the Options will be waived in whole or in part in the event of terminations resulting from specified causes, provided that such waiver does not cause the Option to be treated as deferred compensation subject to Section 409A of the Code.

     (c)     Share Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

        (i)       Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise, over (B) the Fair Market Value of one Share on the date of grant of the SAR.

        (ii)      Other Terms. The Committee shall determine the time or times at which a SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Shares will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised upon the occurrence of a Change in Control (as such term is defined in Section 8(b) or as otherwise defined by the Committee) may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. Such Limited SARs may be either freestanding or in tandem with other Awards.

        (iii)     Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or contract during the applicable term of the SARs, unexercised SARs shall be forfeited and again be available for Award by the Company. The Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to the SARs will be waived in whole or in part in the event of terminations resulting from specified causes, provided that such waiver does not cause the SAR to be treated as deferred compensation subject to Section 409A of the Code.

     (d)     Restricted Shares. The Committee is authorized to grant Restricted Shares to Participants on the following terms and conditions:

        (i)      Grant and Restrictions. The Committee may provide a specified purchase price for the Restricted Shares (whether or not any State law applicable to the Company requires the payment of a purchase price). Restricted Shares shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise as the Committee may determine. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to the Restricted Shares, a Participant granted Restricted Shares shall have all of the rights of a shareholder including, without limitation, the right to vote Restricted Shares and the right to receive dividends thereon (as described below).

        (ii)      Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Shares that are at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

        (iii)     Certificates for Shares. Restricted Shares granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the Participant, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Shares, the Company may retain physical possession of the certificate, and the Participant shall have delivered a stock power to the Company, endorsed in blank, relating to the Restricted Shares.

        (iv)      Dividends and Distributions. Dividends paid on Restricted Shares shall be either paid at the dividend payment date in the form the dividends are paid to other shareholders, in cash, or in unrestricted Shares having a Fair Market Value equal to the amount of such dividends, or the payment of such dividends shall be deferred and/or the amount or value thereof automatically reinvested in additional Restricted Shares, other Awards, or other investment vehicles, as the Committee shall determine or permit the Participant to elect. Shares distributed in connection with a Share split or Share dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Shares with respect to which such Shares or other property are distributed.

     (e)     Deferred Shares. The Committee is authorized to grant Deferred Shares to Participants, subject to the following terms and conditions:

        (i)      Award and Restrictions. Issuance of Shares will occur upon expiration of the deferral period specified for an Award of Deferred Shares by the Committee. In addition, Deferred Shares shall be subject to such restrictions as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times, separately or in combination, under such circumstances, in such installments, or otherwise as the Committee may determine.

        (ii)      Issuance of Shares. Upon expiration of the deferral period specified for an Award of Deferred Shares, the Company shall issue the Shares to which the Participant is entitled under the Award. In no event shall such issuance occur more than two and one-half months after the close of the calendar year in which the Participant’s rights to such shares vest. In the event the Award of Deferred Shares provides for partial vesting over multiple years, shares that vest during a calendar year shall be issued to the Participant within two and one-half months after the close of the calendar year in which the Shares vest.

        (iii)     Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Deferred Shares), all Deferred Shares that are at that time subject to such risk of forfeiture shall be forfeited; provided, however, that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Shares will be waived in whole or in part in the event of terminations resulting from specified causes.

        (iv)     Dividend Equivalents. The Committee may provide that payments in the form of dividend equivalents will be credited in respect of Deferred Shares, which amounts may be paid or distributed when accrued or deemed reinvested in additional Deferred Shares. Any dividend equivalents credited with respect to Deferred Shares shall be subject to restrictions and a risk of forfeiture to the same extent as the Deferred Shares and amounts credited shall be distributed in accordance with the provisions of Section 6(e)(ii) above.

     (f)      Bonus Shares and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Shares as a bonus, or to grant Shares or other Awards in lieu of Company obligations to pay cash under other plans or compensatory arrangements; provided, however, that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such Shares or Awards shall be determined by the Committee in a manner conforming to then-applicable requirements of Rule 16b-3. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g)      Other Stock-Based Awards. The Committee shall have the right to grant other Awards based upon the Shares having such terms and conditions as the Committee may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Shares and the grant of phantom shares.

     7.       Certain Provisions Applicable to Awards.

     (a)      Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Shares granted in substitution for an outstanding Award or award may be adjusted to reflect the in-the-money value of the surrendered Award or award; provided that such adjustment does not cause the Award to be treated as deferred compensation subject to Section 409A of the Code.

     (b)      Term of Awards. The term of each Award shall be for such period as may be determined by the Committee.

     (c)      Form of Payment Under Awards. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards, or other property, and maybe made in a single payment or transfer, in installments, or on a deferred basis. Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments denominated in Shares.

     (d)     Rule 16b-3 Compliance. It is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 in connection with any grant of Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules or acknowledged in writing to be non-exempt by such Participant). Accordingly, if, at such time, any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

     (e)     Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Notwithstanding any other provision of the Plan, the Company shall not be required to take or permit any action under the Plan or any agreement under Section 6 which, in the good-faith determination of the Company, would result in a material risk of a violation by the Company of Section 13(k) of the Exchange Act.

     8.      Change in Control Provisions.

     (a)     In the event of a “Change in Control,” as defined in this Section:

        (i)     The Committee as constituted immediately before the Change in Control may make such adjustments as it, in its discretion, determines are necessary or appropriate in light of the Change in Control (including, without limitation, the substitution of stock other than stock of the Company as the stock optioned hereunder, cash payment or other equitable consideration and the acceleration of vesting or exercisability of Awards under the Plan), provided that the Committee determines that such adjustments do not have a substantial adverse economic impact on the Participants as determined at the time of the adjustments.

        (ii)     (A) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions set forth in Sections 7(d) and 9(a); and (B) the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan shall lapse and such Award shall be deemed fully vested, and any performance conditions imposed with respect to any Award shall be deemed to be fully achieved, subject to the restrictions set forth in Sections 7(d) and 9(a).

     (b)    For purposes of the Plan, a “Change in Control” shall have occurred if.

        (i)     Any “Person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any entity controlling, controlled by or under common control with the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of the Company), is or becomes the “beneficial owner” (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of either the combined voting power of the Company’s then outstanding voting securities or the then outstanding Shares (in either case, other than as a result of an acquisition of securities directly from the Company);

       (ii)     during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii), or (iv) of this Section 8(b)) whose election by the Board or nomination for election by the Company’s shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

        (iii)     the shareholders of the Company approve a merger, consolidation, recapitalization, or reorganization of the Company, or a reverse share split of any class of voting securities of the Company, or the consummation of any such transaction if shareholder approval is not obtained, other than any such transaction which would result in at least 75% of the total voting power represented by the voting securities of the Company or the surviving entity outstanding immediately after such transaction being beneficially owned by persons who together beneficially owned of least 75% of the combined voting power of the voting securities of the Company outstanding immediately prior to such transaction, with the relative voting power of each such continuing holder compared to the voting power of each such continuing holder not substantially altered as a result of the transaction; provided that, for purposes of this paragraph (iii), such continuity of ownership (and preservation of relative voting power) shall be deemed to be satisfied if the failure to meet such 75% threshold (or to substantially preserve such relative voting power) is due solely to the acquisition of voting securities by an employee benefit plan of the Company or such surviving entity or of any subsidiary of the Company or such surviving entity; or

        (iv)     the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (or any transaction having a similar effect).

     9.      General Provisions.

     (a)     Compliance With Laws and Obligations. The Company will not be obligated to issue or deliver Shares in connection with any Award or take any other action under the Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any stock exchange or automated quotation system, or any other law, regulation, or contractual obligation of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares issued under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

     (b)     Limitations on Transferability. Awards and other rights under the Plan will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated Beneficiary in the event of the Participant’s death), and, if exercisable, shall be exercisable during the lifetime of a Participant only by such Participant or his or her guardian or legal representative; provided, however, that such Awards and other rights may be transferred to one or more transferees during the lifetime of the Participant in connection with the Participant’s estate or tax planning, and such transferees may exercise rights thereunder in accordance with the terms thereof, but only if and to the extent consistent with the registration of the offer and sale of Shares on Form S-8, Form S-3, or such other registration form of the Securities and Exchange Commission as may then be filed and effective with respect to the Plan and permitted by the Committee. The Company may rely upon the beneficiary designation last filed in accordance with this Section 9(b). Awards and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered by a Participant and shall not be subject to the claims of a Participant’s creditors.

     (c)     Taxes. The Company and any subsidiary is authorized to withhold from any Award granted or to be settled, any delivery of Shares in connection with an Award, any other payment relating to an Award, or any payroll or other payment to a Participant amounts of withholding and other taxes due or potentially payable in connection with any income recognition event involving an Award (including, for example, an election under section 83(b) of the Code), and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations.

     (d)     No Right to Continued Employment; Leaves of Absence. Neither the Plan, any Award Agreement, or any action taken hereunder shall be construed as giving any Participant the right to be retained in the employ or contract of the Company or any of its subsidiaries, nor shall it interfere in any way with the right of the Company or any of its subsidiaries to terminate any Participant’s employment or contract at any time. Unless otherwise specified in the applicable Award Agreement, an approved leave of absence shall not be considered a termination of employment for purposes of an Award under the Plan.

     (e)     No Rights to Awards; No Shareholder Rights. No Participant or employee or independent contractor shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants, employees or independent contractors. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred and delivered to the Participant in accordance with the terms of the Award or, in the case of an Option, the Option is duly exercised.

     (f)     Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue, or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration will be subject to the approval of the Company’s shareholders at or before the next annual meeting of shareholders for which the record date is after the date of such Board action if such shareholder approval is required by any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which Company securities may then be listed or quoted, and the Board may otherwise determine to submit other such amendments or alterations to shareholders for approval; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Award theretofore granted to him. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant under such Award.

     (g)    No Fiduciary Relationship. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan, shall create or shall be construed to create a trust of any kind, or a fiduciary relationship between the Company or its subsidiaries, or their officers or the Committee, on the one hand, and the Participant, the Company, its subsidiaries or any other person or entity, on the other.

     (h)    Notices. All notices under the Plan shall be in writing, and if to the Company, shall be delivered to the Board or mailed to its principal office, addressed to the attention of the Board; and if to the Participant, shall be delivered personally, sent by facsimile transmission or mailed to the Participant at the address appearing in the records of the Company. Such addresses may be changed at any time by written notice to the other party given in accordance with this Section 9(h).

     (i)     Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any Award, which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

     (j)     Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other compensatory arrangements as it may deem desirable, including the granting of awards otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

     (k)     Non-Deferred Compensation Plan. The Plan is intended to constitute an equity compensation plan that does not provide for the deferral of compensation subject to Section 409A of the Code and, if any provision of the Plan is subject to more than one interpretation or construction, such ambiguity shall be resolved in favor of that interpretation or construction which is consistent with the Plan not being subject to the provisions of Section 409A. Notwithstanding the forgoing, if, at any time, any provision of this Plan or any Award Agreement relating to an Award does not comply with the requirements of Section 409A of the Code, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Section 409A of the Code so that such Participant shall avoid liability under Section 409A.

     (l)      No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     (m)    Captions. The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

     (n)     Governing Law. The validity, construction, and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement will be determined in accordance with the Delaware Limited Liability Company Act and other laws (including those governing contracts) of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable federal law.

     10.     Shareholder Approval, Effective Date, and Plan Termination. The Plan will be effective upon June 14, 2001, subject to its approval by the shareholders of the Company. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Shares remain available for issuance under the Plan and the Company and Participants have no further rights or obligations under the Plan. Any amendment of the Plan included in this amendment and restatement that is required to comply with the provisions of Section 409A of the Code shall be effective as of January 1, 2005.

As adopted by the Board of Directors:     _______________, 2006

MUNICIPAL MORTGAGE & EQUITY, LLC
C/O REGISTRAR & TRANSFER CO.
10 COMMERCE DRIVE
CRANFORD, NJ 07016

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MUNICIPAL MORTGAGE & EQUITY, LLC
Election of Directors				For All	Withhold All	For All Except
1.	Election of four members of the Board of Directors to hold office for three-year terms expiring at the annual meeting held in 2009 or until their successors are elected and qualified.						To withhold authority to vote, mark “For All Except” and write the nominee’s number on the line below.

	Nominees:	01) Richard O. Berndt
		02) Michael L. Falcone		*	*	*
03) Robert S. Hillman
04) Barbara B. Lucas

Vote On Proposals							For	Against	Abstain

2.	Approval of an amendment and restatement of the company’s 2004 Share Incentive Plan in order to eliminate the sub-limits on equity compensation awards contained therein.						*	*	*

3.

Approval of an amendment and restatement of the company’s 2001 Share Incentive Plan in order to eliminate the sub-limits on equity compensation awards contained therein and to make certain amendments to conform the 2001 Share Incentive Plan to the 2004 Share Incentive Plan.

							*	*	*

4.	Any other matters that may properly be brought before the meeting.						*	*	*

If no choice is indicated above, this proxy shall be deemed to grant authority to vote FOR the election of all of the director nominees and FOR proposals 2, 3 and 4.

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Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)		Date

REVOCABLE PROXY
MUNICIPAL MORTGAGE & EQUITY, LLC
COMMON SHARES

Proxy for Annual Meeting of Shareholders
Tuesday, September 5, 2006

             SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

             Revoking all prior proxies, the undersigned, a Shareholder of Municipal Mortgage & Equity, LLC (the “Company”), hereby appoints Michael L. Falcone, Melanie M. Lundquist and Stephen A. Goldberg and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all Common Shares, no par value (the “Shares”), of the undersigned in the Company at the Annual Meeting of Shareholders of the Company to be held at the Company’s offices at Pier IV Building, 621 East Pratt St., Suite 300, Baltimore, MD 21202, on September 5, 2006, at 9:00 a.m., local time, and at any adjournment thereof, as fully and effectively as the undersigned could do if personally present and voting as indicated hereon, and at their discretion, upon any other business not now known, which properly may come before the said meeting, all as more fully set forth in the accompanying proxy statement, receipt of which is acknowledged.